UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Latham Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Latham Group Proxy Statement 2022 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.aa | Sequence: 1 CHKSUM Content: 32183 Layout: 11679 Graphics: 38326 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Magenta, Yellow, Cyan, Deep Sea, ~note-color 2, Black GRAPHICS: LathamPools_4c Deep Sea_logo.eps, FC 6_2022_image.eps V1.5

7	Proposal One

17	Corporate Governance

18	Board Committees

20	Meetings of the Board of Directors

20	Board Leadership Structure

21	Corporate Governance Guidelines

21	Controlled Company

21	Environmental, Social, Governance (“ESG”) Oversight

22	Oversight of Human Capital Management

24	Evaluations of the Board, Committees, and Directors

24	Code of Business Conduct and Ethics

24	Board Leadership Structure and Board’s Role in Risk Oversight

24	Classified Board of Directors

25	Director Independence

25	Prohibition on Hedging and Pledging of Company Securities

25	Communications with the Board of Directors

25	Information About Our Executive Officers

29	Proposal Two

33	Executive Compensation

34	Introduction

34	Summary of NEO Offer Letters and Employment Agreements

34	Scott M. Rajeski

34	J. Mark Borseth

35	Joel R. Culp

35	Base Salary

35	Management Incentive Bonus Plan

35	Equity Incentive Compensation

36	Retirement Benefits

36	Summary Compensation Table

37	Outstanding Equity Awards Year-End 2021

37	Potential Payments upon Termination of Employment or Change in Control

37	Treatment of Incentive Equity Awards

37	Scott M. Rajeski

38	J. Mark Borseth

38	Joel R. Culp

38	Compensation of Directors

39	Director Compensation Table

41	Certain Relationships and Related Party Transactions

42	Financing Transactions

42	Reorganization

43	Purchases from Equity Holders

44	Technology Services

44	Expense Reimbursement Agreement

44	Stockholders’ Agreement

45	Registration Rights Agreement

45	Indemnification Agreement

45	Transaction with Wynnchurch and Premier Pools and Spas

46	Policies and Procedures for Related Party Transactions

49	Security Ownership of Certain Beneficial Owners and Management

53	Questions and Answers

60	Where You Can Find More Information

62	Form 10-K

64	Other Matters

In this Proxy Statement, unless otherwise indicated or the context otherwise requires, references to the “Company” refer to Latham Group, Inc. and references to the “Company,” “Latham,” “we,” “us” and “our” refer to Latham Group, Inc. and its consolidated subsidiaries.

1

Details regarding admission to the annual meeting and the business to be conducted at the 2022 Annual Meeting of Stockholders are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2021 Annual Report on Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2021 Annual Report on Form 10-K and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our annual meeting. Your vote is important. Whether or not you plan to attend the 2022 Annual Meeting of Stockholders, we hope you will vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail. Thank you for your ongoing support of and continued interest in Latham Group, Inc. We look forward to your participation at the annual meeting. Sincerely, Scott M. Rajeski President and Chief Executive Ofﬁcer Latham, New York March 24, 2022 To Our Stockholders: We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of Latham Group, Inc. to be held on May 3, 2022, at 8:00 a.m. Eastern Time at 40119 County Rd 54, Zephyrhills, FL 33540. 2 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.bc | Sequence: 1 CHKSUM Content: 18935 Layout: 30264 Graphics: 20882 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, Reflection, Deep Sea GRAPHICS: Scott_Rajeski_photo.eps, scott_rajeski_new_k_sig.eps V1.5

Latham Group, Inc. Notice of Annual Meeting of Stockholders to be held May 3, 2022 Notice is hereby given that the 2022 Annual Meeting of Stockholders of Latham Group, Inc., a Delaware corporation, will be held on May 3, 2022, at 8:00 a.m. Eastern Standard Time at 40119 County Rd 54, Zephyrhills, FL 33540. The purpose of the annual meeting will be the following: 1. the election of three Class I directors named in the proxy statement; 2. the ratiﬁcation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022; and 3. the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof. These items of business are more fully described in the proxy statement accompanying this notice. Stockholders of record at the close of business on March 7, 2022 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournment or postponement thereof. We will furnish proxy materials to all of our stockholders via the Internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting of Stockholders. Accordingly, we are mailing to our stockholders of record and beneﬁcial owners a Notice of lnternet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to stockholders for the ﬁscal year ended December 31, 2021 via the Internet and how to vote online. The Notice of lnternet Availability of proxy materials also contains instructions on how to obtain the proxy materials in printed form. We intend to hold our Annual Meeting of Stockholders in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting of Stockholders in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our investor relations website at https://ir.lathampool.com for updated information. If you are planning to attend our meeting, please check the website prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting. Your Vote is Important You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card. Returning the proxy does not deprive you of your right to attend the annual meeting and to vote your shares in person during the annual meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the annual meeting, regardless of whether you plan to attend the annual meeting. You can ﬁnd detailed information regarding voting in the section entitled “Questions and Answers” starting on page 53 of the accompanying proxy statement. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2022 The notice of the annual meeting, proxy statement and our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, are available at www.proxyvote.com. By order of the board of directors, Jason Duva Secretary Latham, New York March 24, 2022 3 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.bc | Sequence: 2 CHKSUM Content: 27930 Layout: 31807 Graphics: 50187 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, Reflection, Deep Sea GRAPHICS: pool_new_photo.eps, Jason_Duva_K_sig.eps V1.5

Latham Group, Inc. 787 Watervliet Shaker Road Latham, NY 12210 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY3,2022 Proxy Statement General Information This proxy statement is furnished to stockholders of Latham Group, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2022 Annual Meeting of Stockholders to be held on May 3, 2022 (the “Annual Meeting”), at 8:00 a.m. Eastern Standard Time, and at any adjournment or postponement thereof. The Annual Meeting will be held at 40119 County Rd 54, Zephyrhills, FL 33540. We encourage stockholder participation in the Annual Meeting, which we have designed to promote stockholder engagement. As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021 available to our stockholders electronically via the Internet at www.proxyvote.com. On or about March 24, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”), containing instructions on how to access this proxy statement and vote online or by telephone. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you speciﬁcally request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement. 4 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.bc | Sequence: 3 CHKSUM Content: 14262 Layout: 20956 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

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7 Proposal One: Election of the Class I directors named in this proxy statement Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 2 CHKSUM Content: 64730 Layout: 42897 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal One 8 General Our board of directors currently consists of nine members. We have availed ourselves of the “controlled company” exception under the Nasdaq Global Select Market (the “NASDAQ”) rules, which eliminates the requirements that we have a majority of independent directors on our board of directors and that we have a compensation committee and a nominating/corporate governance committee composed entirely of independent directors. Our audit committee is comprised entirely of such independent directors. If at any time we cease to be a “controlled company” under the NASDAQ rules, the board of directors will take all action necessary to comply with the applicable NASDAQ rules, including establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period. Our board of directors is currently divided into three classes. The members of each class serve staggered, three-year terms (other than with respect to the initial terms of the Class I and Class II directors, which will be one and two years, respectively). Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. At each annual meeting, our stockholders will elect the successors to one class of our directors. The authorized number of directors may be increased or decreased by our board of directors in accordance with our certiﬁcate of incorporation. At any meeting of the board of directors, except as otherwise required by law, a majority of the total number of directors then in ofﬁce will constitute a quorum for all purposes. Pamplona Capital Partners V, L.P., an investment fund (the “Pamplona Fund”) managed by afﬁliates of Pamplona Capital Management, LLC (together with its respective subsidiaries and afﬁliates, “Pamplona”) has the right to designate forty percent of the members of our board of directors as long as the Pamplona Fund and its afﬁliates own at least a forty percent or more, but less than ﬁfty percent of shares of our common stock. Wynnchurch Capital Partners IV, L.P. (“Wynnchurch IV”) and WC Partners Executive IV, L.P. (“WC Executive”) (collectively, the “Wynnchurch Funds”) managed by afﬁliates of Wynnchurch Capital, L.P. (together with its respective subsidiaries and afﬁliates, “Wynnchurch”) has the right to designate one member of our board of directors as long as Wynnchurch Funds and their respective afﬁliates own at least 5% of shares of our common stock. Pamplona has the right to designate four directors to our board of directors and Wynnchurch has the right to designate one director to our board of directors. References to our “Principal Stockholders” and “Sponsors” in this Proxy Statement refer to the Pamplona Fund, managed by Pamplona and the Wynnchurch Funds, managed by Wynnchurch. At the Annual Meeting, our stockholders will vote to elect the three nominees named in this Proxy Statement as Class I directors, whose terms will expire at the annual meeting of stockholders to be held in 2025. Each of our directors, including the director nominees, serve as a director until the election and qualiﬁcation of his or her successor, or until his or her earlier death, resignation or removal. Our board of directors nominated James E. Cline, Mark P. Laven and Christopher P. O’Brien for election to our board of directors as Class I directors at the Annual Meeting. The candidacies of Mr. Cline, Mr. Laven and Mr. O’Brien were each considered by our Nominating and Corporate Governance committee in accordance with our established process for evaluating candidates to serve on the board. Mr. Laven is a director-designee of Pamplona and Mr. O’Brien is a director-designee of Wynnchurch, our Principal Stockholders. The Nominating and Corporate Governance Committee recommended the appointment of Mr. Cline, Mr. Laven and Mr. O’Brien to our board of directors after considering each of their backgrounds, qualiﬁcations and professional experience. Each of Mr. Cline, Mr. Laven and Mr. O’Brien currently serve on our board of directors, has consented to be named in this Proxy Statement and has agreed to serve, if elected, until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualiﬁed or until his or her earlier resignation or removal. There are no family relationships between or among any of our executive ofﬁcers, nominees, or continuing directors. Directors The following table sets forth information with respect to our director nominees for election at the Annual Meeting and continuing directors: Class I Directors—Nominees for Election at the Annual Meeting Name Age Director Since Board Committee(s) James E. Cline** 70 2020 Audit Committee, Compensation Committee Mark P. Laven 68 2020 Nominating and Corporate Governance Committee Christopher O’Brien 48 2020 Compensation Committee ** Chairman of the Board of Directors Toppan Merrill - Latham Group_ Inc. 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Proposal One Class II Directors—Term Expiring at the 2023 Annual Meeting Name Age Director Since Board Committee(s) Scott M. Rajeski 55 2020 — Robert D. Evans 62 2020 Audit Committee William M. Pruellage+ 48 2021 Compensation Committee + Mr. Pruellage served on the Nominating and Corporate Governance Committee until February 25, 2022. Mr. Pruellage’s appointment to the Compensation Committee was effective on February 25, 2022. Class III Directors—Term Expiring at the 2024 Annual Meeting Name Age Director Since Board Committee(s) Dane Derbyshire* 30 2022 Nominating and Corporate Governance Committee Alexander L. Hawkinson 49 2020 Nominating and Corporate Governance Committee Suzan Morno-Wade 54 2021 Audit * Mr. Derbyshire was appointed to our board of directors on February 25, 2022. Mr. Derbyshire is a director-designee of Pamplona. Mr. Derbyshire replaces Mr. Andrew D. Singer, who resigned from our board of directors effective February 25, 2022. Mr. Singer’s resignation was due to his resignation as an employee of Pamplona and was not the result of any disagreement with management or the board related to the Company’s operations, policies, or practices. Additional biographical descriptions of the nominees and continuing directors are set forth below. These descriptions include the experience, qualiﬁcations, qualities and skills that led to the conclusion that each director should serve as a member of our board of directors. 9 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 4 CHKSUM Content: 19400 Layout: 40207 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Board Nominees—Class I Directors James E. Cline Chairman and Director James E. Cline became a member of the board of directors of Latham Pool Products on March 4, 2019 and of our board of directors on December 9, 2020. Mr. Cline became the Chairman of our board of directors on December 14, 2020. Since 2020, Mr. Cline has served as chairman of the board of Trex Company, Inc. (NYSE: TREX) (“Trex”), a manufacturer of outdoor living products. From 2015 to 2020, Mr. Cline has served as president and chief executive ofﬁcer and a member of the board of directors of Trex. From 2013 to 2015, he was the senior vice president and chief ﬁnancial ofﬁcer of Trex. From 2008 to 2013, Mr. Cline served as vice president and chief ﬁnancial ofﬁcer of Trex. Prior to Trex, Mr. Cline served as the president of Harsco GasServ, a subsidiary of Harsco Corporation, a manufacturer of containment and control equipment for the global gas industry, from 2005 to 2007 and was the vice president and controller for Harsco GasServ from 1994 to 2005. In connection with the purchase of Harsco GasServ by Taylor-Wharton International LLC, which was owned by Windpoint Partners Company, Mr. Cline served as a consultant to the buyers in 2018 by providing transition management and ﬁnancial services. Mr. Cline served in various capacities with the Huffy Corporation from 1976 to 1994, including as director of ﬁnance of its True Temper Hardware subsidiary, a manufacturer of lawn care and construction products. Mr. Cline holds a Bachelor of Science in Business Administration degree in accounting from Bowling Green State University. We believe Mr. Cline is qualiﬁed to serve as a member of our board of directors because of his experience as a member of the board of directors of Latham Pool Products, his extensive leadership experience and extensive experience in the consumer products industry. Mark P. Laven Vice Chairman and Director Mark P. Laven became a member of the board of directors of Latham Pool Products Inc., a wholly owned subsidiary of the Company (“Latham Pool Products” and, together with the Company, “Latham”), in December 2001 and a member of our board of directors on December 9, 2020. Mr. Laven became the Vice Chairman of our board of directors on December 14, 2020. From December 2001 to October 2017, Mr. Laven served as President and Chief Executive Ofﬁcer of Latham Pool Products and he served as Chairman of Latham Pool Products until December 14, 2020. From 2004 to 2008, he was a member of the Board of the Association of Pool Spa Professionals, a national trade association. Mr. Laven holds a Bachelor of Science degree in Business Administration from Ithaca College. We believe Mr. Laven is qualiﬁed to serve as a member of our board of directors because of his experience building and leading our business for over 19 years, his insight into corporate matters as former Chairman of Latham Pool Products’ board of directors and the previous President and Chief Executive Ofﬁcer, and his extensive leadership experience in the pool industry. 10 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 5 CHKSUM Content: 31810 Layout: 25863 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Board Nominees—Class I Directors Christopher P. O’Brien Director Christopher P. O’Brien became a member of the board of directors of Latham Pool Products on December 18, 2018 and our board of directors on December 9, 2020. Since 2017, Mr. O’Brien has served as managing partner of Wynnchurch, a private equity ﬁrm. Since his hiring at Wynnchurch in 2000 as an associate, he was promoted to vice president, managing director, partner and then managing partner over the course of his 20-year tenure with the organization. Mr. O’Brien holds a Bachelor of Business Administration degree from the University of Notre Dame and a Masters of Business Administration from the University of Chicago Booth School of Business. During his time at Wynnchurch, he served on the board of directors of several companies, including SafeWorks, a manufacturing company, Webex, a developer of web conferencing and videoconferencing applications, NSC Minerals, a provider of bulk and retail rock salt and ice melter, US Pipe, a manufacturing company, Humanetics, a technology organization, US Manufacturing, a manufacturing company, Premier Forge, a manufacturing company, PW Forging Group, a manufacturing company, Boss Engineered Air Systems, a manufacturing company, MPL, a manufacturing company, Pro-Fab, a manufacturer and distributor of modular homes, Wolverine Advanced Materials, a manufacturing company, Eastern Metal Supply (EMS), a distributor of aluminum extrusions and related products, Critical Process Systems Group (CPS), a provider of process solutions for highly demanding industries and applications, Midland Industries, a manufacturing and distributing company, Infra Pipe Solutions, a manufacturing company, and Rosboro, a manufacturing company. We believe Mr. O’Brien is qualiﬁed to serve as a member of our board of directors because of his extensive investment management experience and because of his experience serving on the boards of multiple companies. 11 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 6 CHKSUM Content: 47482 Layout: 44932 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Continuing Directors—Class II Directors Scott M. Rajeski President, Chief Executive Ofﬁcer and Director Scott M. Rajeski has served as President and Chief Executive Ofﬁcer of Latham Pool Products since October 2017 and as our Chief Executive Ofﬁcer and Director since December 2020. He previously served as Latham Pool Products’ Chief Financial Ofﬁcer and Vice President since August 2012. Prior to that, Mr. Rajeski served as a director of ﬁnance at GLOBALFOUNDRIES, a semiconductor manufacturing company, from 2009 to 2012. Prior to that Mr. Rajeski was the chief ﬁnancial ofﬁcer for Americas of Momentive Performance Materials/GE Silicones, a former division of General Electric, from 2004 to 2009 and held various ﬁnance positions at General Electric from 1991 to 2003. Mr. Rajeski holds a Bachelor of Science degree in math and a minor in business economics from the State University of New York at Potsdam and a Master of Business Administration degree from Clarkson University. Mr. Rajeski also graduated from General Electric’s Executive Finance Leadership Program and Finance Management Program, and is a certiﬁed Six Sigma Black Belt. We believe Mr. Rajeski is qualiﬁed to serve as a member of our board of directors because of his experience building and leading our business, his insight into corporate matters as our Chief Executive Ofﬁcer, his extensive ﬁnance and leadership background and his extensive leadership experience in the pool industry. Robert D. Evans Director Robert D. Evans became a member of the board of directors of Latham Pool Products on July 31, 2019 and of our board of directors on December 9, 2020. He currently serves on three boards of managers. Since 2019, Mr. Evans has served as a member of the board of managers, compensation committee and strategic alternatives committee of Quirch Foods Parent, LLC (dba Quirch Foods), a distributor, importer and exporter of food products. Since 2018, he has served as a member of the board of managers and the chair of the audit committee of Del Real Holdco, LLC (dba Del Real Foods), a food company. Additionally, from 2017 to September 2021, Mr. Evans had served as a member of the board of managers and a chair of the audit committee of BMark Investment Holdings, LP (dba BakeMark Foods), a distributor of quality bakery products. From 2009 to 2016, Mr. Evans served as chief ﬁnancial ofﬁcer of Performance Food Group Company (NYSE: PFGC), a distributor of food products. From 2005 to 2008, he was president of Black Diamond Holdings, a start-up manufacturer and retailer of eco-friendly cleaning services. From 2000 to 2004, Mr. Evans was executive vice president, ﬁnance and development of Giant Foods of Landover MD, a retail supermarket chain in the Baltimore/Washington, D.C. area. Prior to that, Mr. Evans has served as vice president of strategy and corporate development, senior vice president of North American Ready to Eat Cereals, and chief ﬁnancial ofﬁcer and senior vice president of Kellogg North America in the Kellogg Company, a multinational food manufacturing company, from 1998 to 2000. He also held a series of ﬁnance positions at the Frito-Lay division of PepsiCo., a multinational food, snack and beverage corporation. Mr. Evans holds a Bachelor of Arts degree from Davidson College, a Master of Business Administration degree from the University of Texas at Austin and a Master of Public Administration degree from Princeton University. We believe Mr. Evans is qualiﬁed to serve as a member of our board of directors because of his extensive experience in consumer-facing manufacturing and distribution businesses, his service as the chief ﬁnancial ofﬁcer of a Fortune 200 company, and his experience of serving on boards of multiple companies. 12 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 7 CHKSUM Content: 32231 Layout: 25863 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Continuing Directors—Class II Directors William M. Pruellage Director William M. Pruellage became a member of our board of directors on January 20, 2021. Mr. Pruellage joined Pamplona in 2014 and has served as managing partner since 2018. Prior to Pamplona, Mr. Pruellage was the co- president of Castle Harlan, Inc., where he was employed since 1997. Prior to that, Mr. Pruellage was a mergers and acquisitions banker at Merrill Lynch. Mr. Pruellage holds a Bachelor of Science, summa cum laude, in Finance and International Business from Georgetown University. During his time at Pamplona, Mr. Pruellage served on the board of directors of several companies, including Bakemark, a manufacturer of baking ingredients, Veritext, a court reporting agency, nThrive, a payment solutions provider for the healthcare industry, and Lumos Networks (NASDAQ: LMOS), a broadband internet provider. Prior to Pamplona, Mr. Pruellage served on the board of directors of numerous companies, including Exterran (NYSE: EXTN), an oil and gas company, Ames True Temper, a manufacturer of garden products, GoldStar Foods, a food distributor, Pretium Packaging, a plastics manufacturer, Securus, a prison communications ﬁrm, RathGibson, a manufacturer of tubing and pipe, Baker & Taylor, a book distributor, Verdugt Specialty Chemicals, a chemicals company, Anchor Drilling Fluids, a drilling ﬂuids company, and Universal Compression (NYSE: UCO), a provider of natural gas compression equipment and services. We believe Mr. Pruellage is qualiﬁed to serve as a member of our board of directors because of his extensive investment management experience and because of his experience serving on the boards of multiple companies. 13 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 8 CHKSUM Content: 44753 Layout: 44932 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Continuing Directors—Class III Directors Dane Derbyshire Director Dane Derbyshire became a member of our board of directors on February 25, 2022. Mr. Derbyshire is a principal at Pamplona, having joined the ﬁrm in 2016. During his time at Pamplona, Mr. Derbyshire has served on the board of directors of several companies, including BakeMark, a manufacturer and distributor of bakery ingredients, Savista, a provider of healthcare revenue cycle management services, Veritext, a court reporting agency, and nThrive, a payment solutions provider for the healthcare industry. Prior to joining Pamplona, Mr. Derbyshire worked in the investment banking division at Barclays. Mr. Derbyshire holds a Bachelor of Science, magna cum laude, in International Economics from Georgetown University. We believe Mr. Derbyshire is qualiﬁed to serve as a member of our board of directors because of his ﬁnancial experience and consumer products knowledge. Alexander L. Hawkinson Director Alexander L. Hawkinson became a member of the board of directors of Latham Pool Products on October 16, 2020 and of our board of directors on December 9, 2020. Since 2019, Mr. Hawkinson is a co-founder and operator of BrightAI. From 2012 to 2018, he served as founder and Chief Executive Ofﬁcer of SmartThings, a consumer IoT platform. Mr. Hawkinson was the chief product ofﬁcer from 2011 to 2012 and the senior vice president and general manager of digital presence from 2010 to 2011 for ReachLocal, an online marketing and advertising provider. From 2005 to 2010, Mr. Hawkinson was the founder and chief executive ofﬁcer of SMBLive, a developer of social marketing platform software. Prior to SMBLive, he served as chief executive ofﬁcer of Apptix, an application service provider technology company, from 2001 to 2005. Mr. Hawkinson serves on the board of directors of iFit, a manufacturer and marketer of ﬁtness equipment, CSC ServiceWorks, Inc., a provider of commercial laundry services and air vending solutions, Horizon Services, a provider of residential HVAC services, Pelsis, a provider of pest management solutions, Mural Ventures, an investment ﬁrm, Mural Advisors, a consulting company and Mural Consulting, a consulting company. Mr. Hawkinson also serves on the board of advisors for the Carnegie Mellon University College of Electrical and Computer Engineering. Mr. Hawkinson holds a Bachelor of Science degree in cognitive science from Carnegie Mellon University. We believe Mr. Hawkinson is qualiﬁed to serve as a member of our board of directors because of his experience as a company executive and because of his experience of serving on the boards of multiple companies. 14 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 9 CHKSUM Content: 5694 Layout: 25863 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Continuing Directors—Class III Directors Suzan Morno-Wade Director Suzan Morno-Wade became a member of our board of directors in March 2021. Ms. Morno-Wade has served as the chief human resources ofﬁcer of Xerox, a provider of print and digital document products and services, since November 2018. She is also an executive vice president of Xerox Holdings Corporation (NYSE: XRX), the parent of Xerox, and serves as a member of the company’s executive committee. Prior to this role, she served as vice president of total rewards with Xerox from 2016 to 2018, vice president human resources and vice president of compensation and governance with Hess Corporation (NYSE: HES), a global independent energy company, from 2014 to 2016 and 2005 to 2014, respectively, and as director compensation and beneﬁts at Quantum Corporation (NASDAQ: QMCO), a leader in storing and managing digital video and other forms of unstructured data, from 1999 to 2005. Over a 20-year period, Ms. Morno-Wade has worked across a broad spectrum of industries, including technology, oil and gas, industrial and consumer goods. Ms. Morno-Wade began her career in ﬁnance and holds multiple human resources certiﬁcations as well as a Bachelor of Science degree in Accounting from the University of Illinois. Ms. Morno-Wade also serves on the board of directors of A Better Chance, a nonproﬁt organization, focused on increasing the number of well-educated young people of color in the United States. We believe Ms. Morno-Wade is qualiﬁed to serve as a member of our board of directors because of her experience as a chief human resources ofﬁcer and her extensive experience developing human capital strategies across multiple industries. Recommendation of our board of directors OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I BOARD NOMINEES NAMED ABOVE. 15 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:48 | 21-35603-2.ca | Sequence: 10 CHKSUM Content: 37717 Layout: 44932 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

16 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 1 CHKSUM Content: 59580 Layout: 59323 Graphics: 7064 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: corp_gov_spread_photo.eps V1.5

17 Corporate Governance Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 2 CHKSUM Content: 49717 Layout: 42897 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Corporate Governance 18 Board Committees The board committees include an audit committee, a compensation committee and a nominating and corporate governance committee. So long as Pamplona Fund and its afﬁliates beneﬁcially own at least 5% of the voting power of our outstanding common stock, a number of directors nominated by Pamplona that is as proportionate (rounding up to the next whole director) to the number of members of such committee as is the number of directors that Pamplona is entitled to nominate to the number of members of our board of directors will serve on each committee of our board, subject to compliance with applicable law and the rules and regulations of NASDAQ. So long as Pamplona has the right to designate at least one director to our board of directors, Pamplona will have the right to appoint a representative as an observer to any committee of the board to which Pamplona does not have a member representative, subject to applicable laws and the rules and regulations of NASDAQ. So long as Wynnchurch has the right to designate a director to our board of directors, Wynnchurch will have the right to appoint a representative as an observer to any committee of the board, subject to applicable laws and the rules and regulations of NASDAQ. Each of our committees is governed by a written charter that satisﬁes the applicable NASDAQ listing standards. Copies of the charters for each committee are available on the investor relations page of our website at https://ir.lathampool.com. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time. The following table provides membership and meeting information for 2021 for each of these committees of our board of directors: Compensation Nominating and Corporate Name Audit Committee Committee Governance Committee James E. Cline+ X X* — Mark P. Laven — — X* Robert D. Evans X* — — Alexander L. Hawkinson — — X Suzan Morno-Wade X — — Christopher P. O’Brien — X — William M. Pruellage — — X Scott Rajeski — — — Andrew D. Singer** — X — Total meetings in 2021 10 4 2 * Committee Chair + Mr. Cline is Chair of our board of directors ** Mr. Singer has resigned from our board of directors effective February 25, 2022. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 3 CHKSUM Content: 19290 Layout: 10132 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

19 Corporate Governance Audit Committee Our audit committee consists of James E. Cline, Robert D. Evans and Suzan Morno-Wade (the “Audit Committee”). Our board of directors has determined that Robert D. Evans qualiﬁes as an “audit committee ﬁnancial expert” as such term is deﬁned in Item 407(d)(5) of Regulation S-K and that James E. Cline, Robert D. Evans and Suzan Morno-Wade are independent as deﬁned in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under NASDAQ listing standards. The principal duties and responsibilities of our Audit Committee are as follows: • to prepare the annual audit committee report to be included in our annual proxy statement; • to oversee and monitor our ﬁnancial reporting process; • to oversee and monitor the integrity of our ﬁnancial statements and internal control system; • to oversee and monitor the independence, retention, performance and compensation of our independent registered public accounting ﬁrm; • to oversee and monitor the performance, appointment and retention of our internal audit function; • to discuss, oversee and monitor policies with respect to risk assessment and risk management; and • to oversee and monitor our compliance with legal and regulatory matters; and to provide regular reports to the board. The Audit Committee also has the authority to retain counsel and advisors to fulﬁll its responsibilities and duties and to form and delegate authority to subcommittees. Compensation Committee Our compensation committee consists of James E. Cline, Christopher P. O’Brien and William M. Pruellage (the “Compensation Committee”). Mr. Andrew D. Singer served on the Compensation Committee until his resignation from the board of directors on February 25, 2022. Mr. Pruellage has been appointed to the Compensation Committee effective February 25, 2022. The principal duties and responsibilities of the Compensation Committee are as follows: • to review and make recommendations to the full board of directors regarding our compensation policies and programs; • to review and approve the compensation of our chief executive ofﬁcer and other ofﬁcers, including all material beneﬁts, option or stock award grants and perquisites and all material employment agreements; • to review and approve our incentive compensation plans, pension plans and equity-based compensation plans; • to administer incentive compensation, pension plans and equity-based compensation plans; • to review and approve ﬁnancial and other performance targets that must be met; • to review and make recommendations to the full board of directors regarding compensation of non-executive directors; and • to prepare an annual compensation committee report and take such other actions as are necessary and consistent with the governing law and our organizational documents. The Compensation Committee may form and delegate authority to subcommittees from time to time as it sees ﬁt, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Company’s corporate governance guidelines and the NASDAQ. Although the Compensation Committee consists of independent directors, we have availed ourselves of the “controlled company” exception under the NASDAQ rules which exempts us from the requirement that we have a compensation committee composed entirely of independent directors. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 4 CHKSUM Content: 41644 Layout: 37393 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

20 Corporate Governance Nominating and Corporate Governance Committee Our nominating and corporate governance committee consists of Dane Derbyshire, Alexander L. Hawkinson and Mark P. Laven (the “Nominating and Corporate Governance Committee”). Mr. Derbyshire was appointed to the Nominating and Corporate Governance Committee on February 25, 2022. Mr. Christopher P. O’Brien served on the Nominating and Corporate Governance Committee until February 25, 2022. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows: • to identify candidates qualiﬁed to become directors of the Company, consistent with criteria approved by our board of directors; • to review and recommend to the board of directors a succession plan for the chief executive ofﬁcer and other executive ofﬁcers; • to recommend to our board of directors nominees for election as directors at the next annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected, as well as to recommend directors to serve on the committees of the board; • to recommend to our board of directors candidates to ﬁll vacancies and newly created directorships on the board of directors; • to develop, review and assess annually the adequacy of the Company’s corporate governance principles and guidelines and recommend to our board of directors any changes deemed appropriate; and • to oversee the evaluation of our board of directors. We have availed ourselves of the “controlled company” exception under the NASDAQ rules which exempts us from the requirement that we have a nominating and corporate governance committee composed entirely of independent directors. Meetings of the Board of Directors Our board of directors held 10 meetings during the year ended December 31, 2021. Our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee met ten times, four times, and two times, respectively during the year ended December 31, 2021. During 2021, each person currently serving as a director attended at least 75% of the aggregate of the total number of meetings of the board of directors and each committee of which he or she was a member. Each director is also encouraged and expected to attend the Company’s annual meeting. Board Leadership Structure As outlined in our corporate governance guidelines, the Board is elected by stockholders to provide oversight and strategic guidance to senior management. The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Company’s ofﬁcers, employees, outside advisors and independent auditors. The Board selects and oversees senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business. The Board will adopt a strategic planning process to establish objectives and goals for the Company and will review, approve and modify as appropriate the strategies proposed by senior management to achieve such objectives and goals. The Board will review and approve, as appropriate, a strategic plan that takes into account, among other things, the opportunities and risks of the Company’s business and affairs. Our Board is currently led by our Chairman, Mr. Cline, who is the former President and Chief Executive Ofﬁcer of Trex. Our Company beneﬁts from Mr. Cline’s signiﬁcant leadership experience and accumulated expertise in the consumer products industry. Having Mr. Cline as Chairman allows for Mr. Rajeski, the Company’s President and Chief Executive Ofﬁcer, to focus on executing the Company’s strategy and to manage the Company’s operations and performance. The Board is further comprised of an independent Audit Committee Chairman and an independent Compensation Committee Chairman. These independent positions align with the Company’s corporate governance policies and practices and assure adequate independence of the Board. Identifying and Evaluating Candidates for the Board of Directors Subject to the terms of the Stockholders’ Agreement (as deﬁned below), The Nominating and Corporate Governance Committee has, as one of its responsibilities, the recommendation of director candidates to the board. Nominees for directorship are identiﬁed by the Nominating and Corporate Governance Committee in accordance with the criteria set forth below and any other criteria that may be identiﬁed by the board or a committee of the board, if appropriate, and in accordance with the procedures set forth in the Nominating and Corporate Governance Committee’s charter. The board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Nominating and Corporate Governance Committee’s assessment of a potential candidate will include an individual’s independence, as well as consideration of age, skills and experience, and a policy of promoting diversity, in the context of the needs of the Company. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 5 CHKSUM Content: 3974 Layout: 36787 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

21 Corporate Governance The criteria assessed by the Nominating and Corporate Governance Committee when evaluating a candidate for director include: • Simultaneous Service. No director should serve on more than three other public company boards. No member of the Audit Committee should serve on more than two other public company audit committees. No director who is an executive ofﬁcer of another public company should serve on more than one other public company board, aside from the board of his/her own company. Directors should advise the Board Chair and the chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board or audit committee or to assume the chair or lead independent director position on another public company board. • Financial Literacy. Directors should know how to read and understand fundamental ﬁnancial statements and understand the use of ﬁnancial ratios and information in evaluating the ﬁnancial performance of the Company. • Character. Directors should be persons of good character and thus should possess all of the following personal characteristics: • Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings; • Accountability: Directors should be willing to be accountable for their decisions as directors; • Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues; • Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion; • High Performance Standards: Directors should have a history of achievements which reﬂects high standards for themselves and others; • Commitment and Enthusiasm: Directors should be committed to, and enthusiastic about, their performance for the Company as directors, both in absolute terms and relative to their peers; and • Courage: Directors should possess the courage to express views openly, even in the face of opposition. • Expectations. Each director will be expected to: dedicate sufﬁcient time, energy and attention to ensure the diligent performance of his or her duties; comply with the duties and responsibilities set forth herein and in the Amended and Restated Bylaws of the Company; comply with all duties of care, loyalty and conﬁdentiality applicable to directors of publicly traded corporations organized in our jurisdiction of incorporation, subject to the provisions set forth in the Company’s governing documents; and adhere to the Company’s Code of Conduct and Business Ethics, including, but not limited to, the policies on conﬂicts of interest expressed therein and any other Company policies that apply to directors. On April 27, 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with our Principal Stockholders. The Stockholders’ Agreement grants Pamplona the right to nominate to our board of directors a number of designees on a sliding scale depending on Pamplona’s afﬁliates’ ownership of our common stock, ranging from Pamplona being able to nominate at least a majority of the total number of directors so long as Pamplona’s afﬁliates beneﬁcially own at least 50% of the shares of our common stock to Pamplona being able to nominate at least 10% of the total number of directors as long as Pamplona’s afﬁliates beneﬁcially own at least 5%. For so long as Wynnchurch owns at least 5% of our common stock, Wynnchurch has the right to appoint one director. For more information, see “Certain Relationships and Related Party Transactions—Stockholders’ Agreement.” Corporate Governance Guidelines Our board of directors has adopted corporate governance guidelines, which provide the framework for our corporate governance along with our Amended and Restated Certiﬁcate of Incorporation, Amended and Restated Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a wide range of subjects, including the conduct of board meetings, independence and selection of directors, board membership criteria, and board committee composition. The corporate governance guidelines can be accessed on our website at https://ir.lathampool.com. Controlled Company Our common stock is listed on NASDAQ. As the Pamplona Fund and the Wynnchurch Funds continue to control more than 50% of our combined voting power, we will continue to be considered a “controlled company” for the purposes of that exchange’s rules and corporate governance standards. As a “controlled company,” we are permitted to, and we intend to continue to, elect not to comply with certain corporate governance requirements, including (1) those that would otherwise require our board of directors to have a majority of independent directors, (2) those that would require that we establish a compensation committee composed entirely of independent directors and with a written charter addressing the committee’s purpose and responsibilities and (3) those that would require we have a nominating and corporate governance committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, or otherwise ensure that the nominees for directors are determined or recommended to our board of directors by the independent members of our board of directors. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares of common stock continue to be listed on NASDAQ, we will be required to comply with these provisions within the applicable transition periods. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 6 CHKSUM Content: 44413 Layout: 53232 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

22 Corporate Governance Environmental, Social, Governance (“ESG”) Oversight Our commitment to quality extends to our approach to operating responsibly. We strive to uphold all our responsibilities as a member of the global business community, and we monitor our ESG performance to continuously improve. The Board views oversight and effective management of ESG related risks and opportunities as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. Our management team develops ESG strategy and related goals and policies through an ESG working group, which is overseen by our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee and ESG working group are involved in policy planning and the coordination of corporate-wide ESG efforts. The working group is a cross-functional team managing the day-to-day implementation of company initiatives & accountability for performance. Our Nominating and Corporate Governance Committee reviews the Company’s process towards the achievement of its strategy and goals on a quarterly basis. We plan to publish our inaugural ESG report in the second quarter of 2022. To demonstrate our commitment to follow leading practices, this report will reference globally recognized reporting frameworks, including the Sustainability Accounting Standards Board and Global Reporting Initiative reporting standards. Oversight of Human Capital Management As of December 31, 2021, we had 2,388 full-time employees, of whom 205 were based outside of North America. Except for one employee in Canada who is a union member, our workforce is not unionized. We are party to the collective bargaining agreement with respect to that employee, which expires in October 2022. We believe we have satisfactory relations with our employees. Our reputation for exceptional quality relies on having exceptional people, so we ensure that our team is rewarded, engaged and developed to build fulﬁlling careers. We provide competitive employee wages that are appropriate to employee positions, skill levels, experience, knowledge and geographic location. In the United States, we offer our employees a wide array of health, welfare and retirement beneﬁts, which we believe are competitive relative to others in our industry. We benchmark our beneﬁts plan annually to ensure our employee value proposition remains competitive and attractive to new talent. In our operations outside the United States, we offer beneﬁts that may vary from those offered to our U.S. employees due to customary local practices and statutory requirements. In all locations, we provide time off beneﬁts, company-paid holidays, recognition programs and career development opportunities. Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. Our talented employees drive our mission and share core values that both stem from and deﬁne our culture, which plays an invaluable role in our execution at all levels in our organization. Our culture is based on these shared core values which we believe contribute to our success and the continued growth of the organization. These values are used in candidate screening and in employee evaluations to help reinforce their importance in our organization: respect, recognition and opportunity for employees; genuine passion for performance; relentless execution; accountability for results; culture of collaboration and transparency; aspiring to be defect-free; promoting a safety- focused and healthy work environment and value-added partnership with customers. A third-party vendor conducts annual engagement surveys on our behalf. We have used the same vendor for six consecutive years, giving us strong insight into the trends and drivers impacting employee engagement. The health and safety of our people is a primary concern for us, so we have implemented a comprehensive health and safety program to manage workplace safety hazards and to protect employees. We provide regular training and competency development to verify and ensure compliance with health and safety procedures and regulations. The COVID-19 pandemic has underscored the importance of keeping our employees safe and healthy. In response to the pandemic, we have taken actions aligned with the recommendations of the Centers for Disease Control and Prevention in the United States and comparable agencies in other countries to protect our workforce so they can more safely and effectively perform their work. Diversity, Equity and Inclusion Diversity, equity, inclusion and belonging are fundamental principles in our culture. We strive to create a workplace where all our employees can thrive and to employ a workforce that represents the communities where we operate and the customers we serve. We are committed to fostering, cultivating, celebrating and preserving a culture of diversity, equity, inclusion and belonging among our employees, customers and suppliers. We embrace our employees’ differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political afﬁliation, race, religion, sexual orientation, socio-economic status, caste, veteran status, and other characteristics that make our employees unique. Latham’s diversity initiatives include, but are not limited to, our practices and policies on recruitment and selection; compensation and beneﬁts; professional development and training; promotions; transfers; social and recreational programs; terminations; and the ongoing development of a work environment that encourages and enforces respectful communication, teamwork, work/life balance and engaging in community efforts that promote a greater understanding and respect for the principles of diversity. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 7 CHKSUM Content: 22198 Layout: 56595 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

23 Corporate Governance We are committed to have at least two diverse board members by August 2025. We have taken the Board Challenge Charter Pledge to support the goal of true and full representation on all boards of directors and to support and encourage the broader corporate community to accelerate these important changes. Board Diversity Matrix (as of February 24, 2022) Board Size Total Number of Directors 9 Part I: Gender Diversity Female Male Non-Binary Did Not Disclose Directors 1 8 — — Part II: Demographic Background African American or Black 1 — — — White 1 8 — — Two or more Races or Ethnicities 1 — — — Talent Development and Training We believe that learning and development (L&D) is a strategic driver for the collective success our workforce and our dealers, and we encourage employees to steer their career development through learning. L&D is centralized under the Chief Human Resources Ofﬁcer and dealer-facing activities are closely aligned with the Chief Marketing and Chief Sales Ofﬁcers. L&D is a key factor in our employee engagement efforts. Learning programs for employees include new hire onboarding and curriculum in key areas such as safety, products, sales, customer service and annual compliance training, including our Code of Conduct and Business Ethics. Additional offerings include skills-based training, career pathing, professional certiﬁcation training, tuition reimbursement for post-secondary education and our Leadership Academy. Learning objectives are tied to career pathing and annual goals. External programs are offered to customers through Latham University and teach business management and planning, product safety and installation techniques. We believe these educational programs enhance Latham’s value to our dealers as a key partner in their success. Health, Safety and Wellness Our health and safety policies and practices include an employee training and competency development program to train, verify and encourage compliance with health and safety procedures and regulations annually. We monitor our total recordable incident rate monthly as part of our Operations Review. Our Environmental, Health and Safety Director is, along with their team, responsible for managing, auditing and executing uniﬁed, company-wide safety and compliance programs, as well as working directly with site leadership and associates on safety awareness, reports and preventative measures. The Environmental, Health and Safety Director reports directly to the Vice President of Autocovers, Environmental Health and Safety and Quality and also provides monthly updates to the Executive Leadership Team. Employee wellness is facilitated through the Human Resources organization and includes external vendor partnerships, wellness incentives, onsite programs and supplemental resources through our Employee Assistance Program and employee health beneﬁts providers which are highly accessible to our employees and their family members for holistic wellness services. Succession Planning The Nominating and Corporate Governance Committee develops and recommends to the Board for approval a Chief Executive Ofﬁcer (“CEO”) and executive ofﬁcer succession plan, which encompasses both emergency and longer term planning. The Nominating and Corporate Governance Committee reviews this succession plan from time to time with the CEO and any Chief Administration Ofﬁcer as it deems appropriate and recommends to the board for approval any changes. We maintain a succession planning process as part of our talent development strategy whereby high potential employees are identiﬁed and provided with development opportunities. This annual exercise assures contingency and long-term key talent planning for executives, senior leadership and functional leaders throughout the Company. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 8 CHKSUM Content: 3567 Layout: 41821 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

24 Corporate Governance Evaluations of the Board, Committees, and Directors Our board of directors plans to evaluate its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The board of directors aims to discuss each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the board of directors, any committee thereof or of the directors. Code of Business Conduct and Ethics Our board of directors has adopted a Code of Conduct and Business Ethics, which is applicable to all directors, ofﬁcers and employees, including our Chief Executive Ofﬁcer and Chief Financial Ofﬁcer. Our Code of Conduct and Business Ethics is posted on our Investor Relations website at https://ir.lathampool.com on the Governance page of the website. To the extent required by SEC rules, we intend to disclose any amendments to our Code of Conduct and Business Ethics, and any waiver of a provision of the Code of Conduct and Business Ethics with respect to our principal executive ofﬁcer, principal ﬁnancial ofﬁcer, principal accounting ofﬁcer or controller, or persons performing similar functions, on our website referred to above within four business days following any such amendment or waiver, or within any other period that may be required under SEC rules from time to time. Board Leadership Structure and Board’s Role in Risk Oversight The board of directors has an oversight role, as a whole and also at the committee level, in overseeing management of its risks. The board of directors reviews information regarding our credit, liquidity and operations, as well as the risks associated with each on a quarterly basis. The Compensation Committee of the board of directors is responsible for overseeing the management of risks relating to employee compensation plans and arrangements and the Audit Committee of the board of directors oversees the management of ﬁnancial risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Cyber-crime is a real and persistent threat as sophisticated criminals are constantly seeking to breach information networks and steal data. Breaches are occurring across the economy and are affecting a wide range of victims including the US Government, the technology, manufacturing and defense industries, and more traditional companies, like retailers. We fully recognize the importance of oversight responsibilities in this area. Our cyber security team devotes signiﬁcant time and attention to oversight of cyber security risk. Our Information Technology team oversees the Company’s cyber security risk program and takes appropriate actions to identify, assess, mitigate and remediate material cyber security risk incidents. In ﬁscal 2021, our Audit Committee received regular quarterly reports from our Chief Information Ofﬁcer on the Company’s cyber security program, and regular updates on the actions that were performed to enhance the cyber security posture of the Company. Our cyber security plans are reviewed on an annual basis, and we prioritize implementing new programs as needed to respond to the cyber security risks we face. We train employees on cyber security risks annually and generate internal phishing campaigns to assess the effectiveness of the training. We operate a Cyber Security Operations Center, which is staffed around the clock with trained professionals to review suspicious network activity. We maintain a cyber risk insurance policy, which is reviewed annually. We are a founding member of the National Cyber-Forensics & Training Alliance, a partnership of public, private and academic participants focused on identifying, mitigating and neutralizing cyber-threats. Classiﬁed Board of Directors Our board of directors is currently divided into three classes. The members of each class serve staggered, three-year terms (other than with respect to the initial terms of the Class I and Class II directors which will be one and two years, respectively). Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. At each annual meeting, our stockholders will elect the successors to one class of our directors. The authorized number of directors may be increased or decreased by our board of directors in accordance with our certiﬁcate of incorporation. Per our Amended and Restated Bylaws, at any meeting of the board of directors, except as otherwise required by law, a majority of the total number of directors then in ofﬁce will constitute a quorum for all purposes. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 9 CHKSUM Content: 52047 Layout: 61664 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

25 Corporate Governance Pamplona has the right to designate forty percent of the members of our board of directors as long as the Pamplona Fund and its afﬁliates own at least forty percent, but not more than ﬁfty percent of shares of our common stock. Wynnchurch has the right to designate one member of our board of directors as long as Wynnchurch Funds and their respective afﬁliates own at least 5% of shares of our common stock. Pamplona has the right to designate four directors to our board of directors and Wynnchurch has the right to designate one director to our board of directors. Director Independence While we are a “controlled company” we are not required to have a majority of independent directors. however, our board of directors is currently 66% independent, with an independent Chairman of the board and fully independent Audit and Compensation committees. As allowed under the NASDAQ rules, we intend to phase in compliance with the heightened independence requirements prior to the end of the one-year transition period after we cease to be a “controlled company.” Our independent directors, as such term is deﬁned by the NASDAQ rules, are James E. Cline, Dane Derbyshire, Robert D. Evans, William M. Pruellage, Christopher P. O’Brien and Suzan Morno-Wade. Prohibition on Hedging and Pledging of Company Securities The Company’s Corporate Governance Guidelines prohibit directors, executive ofﬁcers and employees of the Company, and their designees, are prohibited from purchasing any ﬁnancial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s equity securities whether are (1) granted to the director, ofﬁcer or employee by the Company as part of such director’s, ofﬁcer’s or employee’s compensation; or (2) held, directly or indirectly, by the director, ofﬁcer or employee. Directors, executive ofﬁcers and employees and their designees are prohibited from engaging in hedging transactions, such as purchasing securities of the Company on margin or pledge, or otherwise grant a security interest in, securities of the Company in margin accounts. Communications with the Board of Directors Stockholders and other interested parties desiring to communicate directly with the full Board, the Audit Committee, the non-management directors as a group or with any individual director or directors may do so by sending such communication in writing, addressed to the attention of the intended recipient(s), c/o Lighthouse Services, Inc. 1710 Walton Rd., Suite 204, Blue Bell, PA 19422, Attention: Latham Pool; phone number: 833-961-3635 and through: https://www.lighthouse-services.com/lathampool. Stockholders and other interested parties may also send such communications in writing, addressed to the attention of the intended recipient(s), c/o Corporate Secretary, Latham Pools, Inc., 787 Watervliet Shaker Road, Latham, NY 12210. All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the Audit Committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate director or directors. Information About Our Executive Ofﬁcers The following table sets forth information with respect to our executive ofﬁcers as of the date of this proxy statement: Name Age Position(s) Scott M. Rajeski 55 Director and Chief Executive Ofﬁcer J. Mark Borseth 63 Chief Financial Ofﬁcer Sanjeev Bahl 51 Chief Operating Ofﬁcer Joel R. Culp 57 Chief Marketing Ofﬁcer Kaushal B. Dhruv 46 Chief Information Ofﬁcer Melissa C. Feck 50 Chief Human Resource Ofﬁcer Jason A. Duva 49 General Counsel and Chief Administrative Ofﬁcer Joshua D. Cowley 45 Chief Commercial Ofﬁcer Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 10 CHKSUM Content: 34645 Layout: 50421 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

26 Corporate Governance Additional biographical descriptions of the executive ofﬁcers are set forth in the text below. A description of the business experience of Scott Rajeski is provided above under the section titled “Continuing Directors—Class II Directors.” J. Mark Borseth has served as Chief Financial Ofﬁcer of Latham Pool Products since February 2020 and as our Chief Financial Ofﬁcer since December 2020. Prior to joining us, Mr. Borseth served in the roles of president and chief executive ofﬁcer from October 2017 to August 2019, interim chief executive ofﬁcer and chief ﬁnancial ofﬁcer from July 2017 to September 2017 and senior vice president and chief ﬁnancial ofﬁcer from 2015 to June 2017 of Ranpak, a manufacturer of paper packaging converter machines and paper products. From 2009 to 2014, Mr. Borseth served as executive vice president and chief ﬁnancial ofﬁcer at Constar International, a producer of polyethylene terephthalate plastic containers, leading its turn-around out of bankruptcy in January 2011 and December 2013. Prior to that, Mr. Borseth served as senior vice president and chief ﬁnancial ofﬁcer at Eclipse Aviation, a jet manufacturer, from 2007 to 2009. From 1984 to 2007, Mr. Borseth served in various ﬁnancial and operational roles of increasing responsibility at 3M, a multinational manufacturer, including president and general manager of 3M Canada and treasurer of 3M. Mr. Borseth holds a Bachelor of Science degree in business administration and management, and a Master of Business Administration degree from Minnesota State University, Mankato. Sanjeev Bahl was appointed as the Chief Operating Ofﬁcer of Latham Pool Products effective on January 24, 2022. Mr. Bahl has more than 20 years of experience in global supply chain and procurement. Prior to joining us, Mr. Bahl served as Vice President of Global Operations at Newell Brands since 2019, where he was responsible for all aspects of multi-site global operations including manufacturing, distribution, transportation, procurement, customer service, inventory management, complexity reduction and manufacturing, and sourcing ﬁnishing goods and supplier quality. Prior to that, Mr. Bahl was Vice President of Global Procurement and Supply Chain at Danaher from 2015 to 2019. Mr. Bahl started his career as a consulting engineer at SPECS where he designed electrical systems for chemical processing plant projects and has since then served in leadership roles across a variety of companies including Carrier Corporation, Pratt and Whitney, Stanley, Black & Decker and more. Mr. Bahl holds a Bachelor of Science degree in Electrical Engineering from Delhi College of Engineering, New Delhi, India and a Master of Business Administration degree from York University in Toronto, Canada. Joel R. Culp has served as Chief Marketing Ofﬁcer of Latham Pool Products since February 2019 and as our Chief Marketing Ofﬁcer since December 2020. Prior to joining us, Mr. Culp served as the executive vice president of global marketing, design and product strategy for Wilsonart, LLC, a global manufacturer and distributor of high pressure laminates and other engineered composite materials, from 2013 to 2019. From 2011 to 2013, he served as executive vice president and strategic planning for Masterbrand Cabinets Inc., a manufacturer of kitchen cabinets. Prior to that, Mr. Culp served as the senior vice president of marketing for Uponor, Inc., a manufacturing company, from 2006 to 2011 and director of marketing for Kohler Company, a manufacturing company, from 2002 to 2006. Mr. Culp holds a Bachelor of Science degree in ﬁnance from the University of Pittsburgh and a Master of Business Administration degree from Marquette University. He is also a U.S. Green Building Council LEED (Leadership in Energy and Environmental Design) Accredited Associate. Kaushal B. Dhruv has served as Chief Information Ofﬁcer of Latham Pool Products since March 2020 and as our Chief Information Ofﬁcer since December 2020. Prior to joining us, Mr. Dhruv served as a director technology risk management and systems integration at KPMG US, a global network of professional ﬁrms providing audit, tax and advisory services, from 2004 to 2020. Mr. Dhruv holds a Master’s in Information Management degree from Syracuse University, a Master’s degree in Business Management from the Martin J. Whitman School of Management at Syracuse University, a Bachelor’s degree in Computer Engineering from the Pune Institute of Computer Technology, and a Diploma in electronics and telecommunications engineering from the University of Mumbai. He also is a certiﬁed project manager, certiﬁed information systems auditor, certiﬁed information systems security professional, certiﬁed in enterprise governance of IT, a certiﬁed cloud professional, certiﬁed data privacy solutions professional and certiﬁed in risk information systems and controls. Melissa C. Feck has served as Chief Human Resource Ofﬁcer of Latham Pool Products since December 2018 and as our Chief Human Resource Ofﬁcer since December 2020. She previously served as Latham Pool Products’ Vice President Human Resources from 2016 to 2018. Prior to joining us, Ms. Feck was the vice president human resources and member education at Healthcare Association of New York State, a non-proﬁt organization, from 2011 to 2016. From 1997-2010, Ms. Feck served as vice president human resources and corporate services at CAP COM Federal Credit Union. Ms. Feck holds a Bachelor of Arts degree in English from the State University of New York at Albany and is a certiﬁed Senior Professional in Human Resources from HRCI®. Jason A. Duva has served as our General Counsel and Chief Administrative Ofﬁcer since December 2020. Prior to joining us, Mr. Duva worked at Avid (NASDAQ: AVID), a global technology company, from February 2005 until October 2020, where he most recently served as executive vice president, chief legal and administrative ofﬁcer and advisor. From January 1999 to February 2005, Mr. Duva worked as a lawyer at the Testa, Hurwitz & Thibeault, LLP law ﬁrm. Mr. Duva holds a Bachelor of Arts degree in political science from Brown University and a Juris Doctor degree from Boston College Law School. Joshua D. Cowley has served as our Chief Commercial Ofﬁcer since March 2021. Prior to joining us, Mr. Cowley held several executive leadership roles at Stanley Black & Decker, (NYSE: SWK), a manufacturer of industrial tools and household hardware and provider of security products, from 2005 to 2020. Key executive roles during his tenure at Stanley Black & Decker included president & GM NA Retail and Global Licensing, president & GM Global Industrial Business, president US Sales & Marketing, and VP US Channel Marketing. Mr. Cowley also spent several years at Newell Rubbermaid (NASDAQ: NWL), a manufacturer, marketer and distributor of consumer and commercial products, from 2001 to 2005 advancing early in his career across several sales and marketing related roles within the company. Mr. Cowley holds a Bachelor of Arts in Exercise and Sports Science from the University of North Carolina. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:49 | 21-35603-2.da | Sequence: 11 CHKSUM Content: 52541 Layout: 56595 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

28 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:51 | 21-35603-2.ea | Sequence: 1 CHKSUM Content: 24194 Layout: 59323 Graphics: 60682 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: prop_2_spread_photo.eps V1.5

29 Proposal Two: Ratiﬁcation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:51 | 21-35603-2.ea | Sequence: 2 CHKSUM Content: 30213 Layout: 47104 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Proposal Two 30 Our Board and the audit committee are asking our stockholders to ratify the appointment by the audit committee of Deloitte & Touche LLP (“Deloitte”), as the independent public accounting ﬁrm to conduct the audit of our ﬁnancial statements for the ﬁscal year ending December 31, 2022. Stockholder ratiﬁcation of such selection is not required by our Amended and Restated Bylaws or any other applicable legal requirement. However, our board is submitting the selection of Deloitte to our stockholders for ratiﬁcation as a matter of good corporate governance. In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain Deloitte for the ﬁscal year ending December 31, 2022. Even if the selection is ratiﬁed, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting ﬁrm at any time during the year if the Audit Committee believes that such a change should be made. Deloitte has audited our ﬁnancial statements since 2020. A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions. Principal Accountant Fees and Services The following table presents fees for professional audit services rendered by Deloitte for the audit of the Company’s ﬁnancial statements for the years ended December 31, 2021 and 2020, and fees billed for other services rendered by Deloitte. Years Ended December 31, 2021 2020 Audit fees(1) $1,928,500 $445,000 Audit-related fees(2) — — Tax fees(3) 12,655 12,050 All other fees(4) — — Total fees $1,941,155 $457,050 (1) Audit fees above are professional services associated with the annual audit of our ﬁnancial statements, review of interim ﬁnancial statements, and professional consultations with respect to accounting issues directly related to the ﬁnancial statement audit. Fees in 2021 also consisted of professional services rendered in connection with the ﬁling of our registration statements, including our Registration Statement on Form S-1 related to our IPO (as deﬁned below) in April 2021 and our Registration Statement on Form S-1 related to our secondary offering in January 2022. (2) Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of Latham’s ﬁnancial statements. (3) Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services. (4) All other fees relate to professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirement. Determination of Independence In considering the nature of the services provided by our independent registered public accounting ﬁrm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting ﬁrm and our management to determine that they are permitted under the rules and regulations concerning auditor independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees—Audit Committee” and “Report of the Audit Committee.” Pre-Approval Policy To ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting ﬁrm or other auditors as permitted by Section 10A of the Exchange Act and all related fees and other terms of engagement must be pre-approved by the Audit Committee. The Audit Committee approved all services provided by Deloitte during the years ended December 31, 2021 and 2020. The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte’s independence. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:51 | 21-35603-2.ea | Sequence: 3 CHKSUM Content: 63413 Layout: 3487 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

31 Proposal Two Recommendation of Our Board of Directors and Audit Committee OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. Report of the Audit Committee The Audit Committee oversees our independent registered public accounting ﬁrm and assists our board of directors in fulﬁlling its oversight responsibilities on matters relating to the integrity of our ﬁnancial statements, our compliance with legal and regulatory requirements and the independent registered public accounting ﬁrm’s qualiﬁcations and independence by meeting regularly with the independent registered public accounting ﬁrm and ﬁnancial management personnel. Management is responsible for the preparation, presentation and integrity of our ﬁnancial statements. In fulﬁlling its oversight responsibilities, the Audit Committee: • reviewed and discussed our ﬁnancial statements as of and for the ﬁscal year ended December 31, 2021 with management and Deloitte; • discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; • received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB; and • discussed the independence of Deloitte with that ﬁrm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our board of directors, and our board of directors approved, that the audited ﬁnancial statements be included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021 for ﬁling with the SEC. The Audit Committee also appointed Deloitte as our independent registered public accounting ﬁrm for ﬁscal year ending December 31, 2022. Submitted by the Audit Committee of our board of directors: James E. Cline Robert D. Evans Suzan Morno-Wade Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:51 | 21-35603-2.ea | Sequence: 4 CHKSUM Content: 51152 Layout: 40024 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

32 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 1 CHKSUM Content: 21754 Layout: 59323 Graphics: 27245 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: ex_comp_spread_photo.eps V1.5

33 Executive Compensation Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 2 CHKSUM Content: 45737 Layout: 42897 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Executive Compensation 34 Introduction This section provides an overview of our executive compensation program, including a narrative description of the material factors necessary to understand the information disclosed below under the “—Summary Compensation Table.” For 2021, our named executive ofﬁcers are: • Scott M. Rajeski, our Chief Executive Ofﬁcer; • J. Mark Borseth, our Chief Financial Ofﬁcer; and • Joel R. Culp, our Chief Marketing Ofﬁcer. The compensation program for our named executive ofﬁcers consists principally of the following elements: base salary; performance-based cash bonus; and equity-based incentive compensation. We also provide general employee beneﬁts, as well as certain severance beneﬁts upon certain terminations of employment. Summary of NEO Offer Letters and Employment Agreements Scott M. Rajeski We are party to an employment agreement with Scott Rajeski, dated December 17, 2018, to serve as the President and Chief Executive Ofﬁcer of Latham Pool Products with a term ending November 7, 2023, unless terminated sooner. Pursuant to his employment agreement, Mr. Rajeski is entitled to an annual base salary of $400,000 (subject to increase, but not decrease) and is eligible to participate in our annual performance-based Management Incentive Bonus Plan as in effect from time to time (the “MIB Plan”). Effective January 9, 2022, Mr. Rajeski’s base salary was increased to $450,000. Under our MIB Plan, Mr. Rajeski was eligible to earn a target bonus of 100% of his annual base salary based on the achievement of pre-established ﬁnancial goals and individual performance objectives for 2021. In addition, pursuant to his employment agreement, Mr. Rajeski is entitled to participate in our employee beneﬁt, fringe and perquisite arrangements (including an automobile allowance) as in effect from time to time. Mr. Rajeski’s employment agreement includes other customary terms and conditions, including perpetual conﬁdentiality and assignment of intellectual property provisions, and a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant of employees and customers. Mr. Rajeski is also entitled to severance upon certain terminations of employment, as described below under “—Potential Payments Upon Termination of Employment or Change in Control.” J. Mark Borseth We are party to an offer letter with J. Mark Borseth, dated February 7, 2020, as amended February 11, 2020, and an employment agreement with Mr. Borseth, dated February 12, 2020, as amended April 6, 2020, to serve as our Chief Financial Ofﬁcer for an indeﬁnite term. Mr. Borseth’s employment agreement provides for an annual base salary of $350,000 (subject to increase, but not decrease), and that he is eligible to participate in our MIB Plan. Effective January 9, 2022, Mr. Borseth’s base salary was increased to $370,000. Under our MIB Plan, Mr. Borseth was eligible to earn a target bonus of 60% of his annual base salary based on the achievement of pre-established ﬁnancial goals and individual performance objectives for 2021. Mr. Borseth’s offer letter entitled him to an initial grant of Class B Units (as deﬁned below) (which have been converted to common stock and restricted common stock following the Reorganization (as deﬁned below)). In addition, pursuant to his employment agreement, Mr. Borseth is entitled to participate in our employee beneﬁt, fringe and perquisite arrangements (including an automobile allowance) as in effect from time to time. Mr. Borseth’s employment agreement includes other customary terms and conditions, including perpetual conﬁdentiality and assignment of intellectual property provisions, and a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant of employees and customers. Mr. Borseth is also entitled to severance upon certain terminations of employment, as described below under “—Potential Payments Upon Termination of Employment or Change in Control.” Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 3 CHKSUM Content: 1211 Layout: 7223 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Executive Compensation Joel R. Culp We are party to an offer letter with Joel R. Culp, dated January 18, 2019, and an employment agreement with Mr. Culp, dated February 11, 2019, to serve as our Chief Marketing Ofﬁcer for an indeﬁnite term. Mr. Culp’s employment agreement provides for an annual base salary of $315,000, and a target bonus of 60% of his base salary based on the achievement of pre-established ﬁnancial goals and individual performance objectives for 2020. Mr. Culp’s offer letter provides for a signing bonus of $150,000 payable as a lump sum upon his completion of thirty (30) days of employment with the Company and for an initial grant of Class B Units (which has since been converted to common stock and restricted common stock following the Reorganization). In addition, pursuant to his employment agreement, Mr. Culp is entitled to participate in our employee beneﬁt, fringe and perquisite arrangements (including an automobile allowance) as in effect from time to time. Mr. Culp’s employment agreement includes other customary terms and conditions, including perpetual conﬁdentiality and assignment of intellectual property provisions, and a two-year post-termination non-competition covenant and a two-year post-termination non-competition covenant of employees and customers. Mr. Culp is also entitled to severance upon certain terminations of employment, as described below under “—Potential Payments Upon Termination of Employment or Change in Control.” The employment agreements and offer letters listed above in this section are with our subsidiary Latham Pool Products. Base Salary We pay base salaries to attract, recruit and retain qualiﬁed employees. Our Compensation Committee will review and set base salaries of our named executive ofﬁcers annually. Management Incentive Bonus Plan During 2021, our named executive ofﬁcers were eligible to participate in our annual performance-based MIB Plan. For 2021, the annual target bonus (as a percentage of base salary) under the MIB Plan was 100% for Mr. Rajeski and 60% for each of Mr. Borseth and Mr. Culp. The bonuses for each of our named executive ofﬁcers under the MIB Plan were earned based on achievement of pre-established ﬁnancial performance criteria (i.e., adjusted EBITDA targets) (weighted 80% for Mr. Rajeski and 75% for Messrs. Borseth and Culp) and individual performance goals (weighted 20% for Mr. Rajeski and 25% for Messrs. Borseth and Culp). The bonuses with respect to 2021 performance for each of Messrs. Rajeski, Borseth and Culp were $746,800, $390,502 and $348,629, respectively, which represents 186.7% of target based on achievement of adjusted EBITDA and individual performance goals for Mr. Rajeski, 185.9% of target for Mr. Borseth based on achievement of adjusted EBITDA and 98% of his individual goals in each case multiplied by 186.7% and 184.5% of target for Mr. Culp based on achievement of adjusted EBITDA and 94% of his individual goals in each case multiplied by 186.7%. The bonuses were paid on March 15, 2022. Equity Incentive Compensation Prior to our IPO, we granted service-based and performance-based incentive units intended to be treated as “proﬁts interests” for federal income tax purposes to our named executive ofﬁcers. As part of the Reorganization, all incentive units were converted into shares of our common stock and restricted stock. The restricted stock generally vests in equal installments every six months following the IPO and ending in December 2023 (and December 2024 for Mr. Borseth). In connection with the IPO, we adopted the 2021 Omnibus Equity Incentive Plan (“Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the grants non-qualiﬁed stock options, incentive (qualiﬁed) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards or any combination of the foregoing intended to align the interests of participants with those of our shareholders. In connection with and following the IPO, we granted stock options to our Named Executive Ofﬁcers under the Omnibus Incentive Plan. The stock options generally vest based on continued service at a rate of 25% each year. The vesting schedules for the restricted stock and stock options are described in more detail below under the “Outstanding Equity Awards Year End 2021” table. 35 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 4 CHKSUM Content: 60037 Layout: 2396 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Executive Compensation Retirement Beneﬁts Our named executive ofﬁcers are entitled to participate in our 401(k) plan, on the same basis as our other eligible employees. Summary Compensation Table The following table sets forth information regarding the compensation paid to, awarded to or earned by our Chief Executive Ofﬁcer and our two other most highly compensated executive ofﬁcers for services rendered in all capacities during the years ended December 31, 2021 and December 31, 2020. Non-Equity Name and Fiscal Option Stock Incentive Plan All Other Principal Position Year Salary Awards(1) Awards(2) Compensation(3) Compensation(4) Total 2021 $400,000 $997,553 $68,242,399 $746,800 $92,709 $70,479,461 2020 400,000 — — 800,000 16,551 1,216,551 2021 350,000 523,714 18,989,589 390,502 49,939 20,303,744 2020 297,260 — 546,844 420,000 60,322 1,324,426 2021 315,000 471,341 12,832,930 348,629 34,324 14,002,223 2020 315,000 — 226,837 378,000 39,046 958,883 (1) The amount reported in this column represent the grant date fair value of stock options granted to the Named Executive Ofﬁcers in 2021 (Messrs. Rajeski, Borseth and Culp, received 138,549, 72,738 and 65,464 options, respectively). The amounts reported in this column reﬂect the accounting cost for these stock options and do not correspond to the actual economic value that may be ultimately realized by the Named Executive Ofﬁcers. (2) For 2021, the amounts reported in this column represent the accounting cost in connection with the modiﬁed vesting in connection with the Reorganization and the conversion of the Class B Units into common stock and restricted common stock and do not correspond to the actual economic value that the Named Executive Ofﬁcer may ultimately realize. Messrs. Rajeski, Borseth and Culp received 1,349,021, 276,977 and 252,941 shares of common stock respectively and 2,698,042, 830,929 and 505,883 shares of restricted stock, respectively in connection with the Reorganization. Mr. Rajeski’s common stock and restricted stock in this column is owned by the Scott Rajeski Family, LLC. In addition, Mr. Borseth vested in 84,687 shares of common stock on May 24, 2021 The assumptions used in calculating the grant date fair value of the common stock and restricted common stock pursuant to Topic 718 are set forth in Note 17 “Stock Based Compensation” to the Notes to the Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021. (3) Amounts set forth in the Non-Equity Incentive Plan Compensation column represent cash bonuses paid pursuant to the MIB Plan to each of our named executives ofﬁcers, based on the achievement of pre-established ﬁnancial performance criteria (i.e., adjusted EBITDA targets) and individual performance goals and such amounts were paid on March 15, 2022. The amount of these bonuses represents 186.7% of target based on achievement of adjusted EBITDA and individual performance goals for Mr. Rajeski, 185.9% of target for Mr. Borseth based on achievement of adjusted EBITDA and 98% of his individual goals in each case multiplied by 186.7% and 184.5% of target for Mr. Culp based on achievement of adjusted EBITDA and 94% of his individual goals in each case multiplied by 186.7%. (4) Amounts reported under All Other Compensation reﬂect the following: Company Company 401(k) Automobile PTO Name Match Reimbursement Payout Total Scott M. Rajeski $8,700 $15,000 $69,009 $92,709 J. Mark Borseth 7,520 8,400 34,019 49,939 Joel R. Culp 8,700 8,400 17,224 34,324 J. Mark Borseth Chief Financial Ofﬁcer Joel R. Culp Chief Marketing Ofﬁcer Scott M. Rajeski Chief Executive Ofﬁcer 36 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 5 CHKSUM Content: 46214 Layout: 60752 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Executive Compensation Outstanding Equity Awards Year-End 2021 The following table provides information about the outstanding equity awards (unvested and vested) held by our named executive ofﬁcers as of December 31, 2021. Option Awards(1) Stock Awards Number of Number of securities securities underlying underlying Number of exercised unexercised Shares or Units Market Value of options options (#) Option Options of Stock That Shares or Units of Grant exercisable unexercisable Exercise Expiration Have Not Stock That Have Name Date (#) (#)(2) Price Date Vested (#)(3) Not Vested ($)(4) Scott M. Rajeski 4/22/2021 — 138,549 $19 4/22/2031 2,158,433 54,025,578 J. Mark Borseth 4/22/2021 — 72,738 19 4/22/2031 639,636 16,010,089 Joel R. Culp 4/22/2021 — 65,464 19 4/22/2031 404,706 10,129,791 (1) These columns show the number, option exercise price and option expiration date of outstanding stock options held by the named executive ofﬁcers as of December 31, 2021. The ﬁrst column shows this information for exercisable stock options, and the second column shows this information for unexercisable stock options. (2) The options vest and become exercisable 25% each year on the anniversary of the grant date, subject to continued employment. (3) This column shows the number of unvested shares of time-based restricted stock held by the named executive ofﬁcers as of December 31, 2021. For Mr. Rajeski the restricted stock is held by the Scott Rajeski Family, LLC. For Mr. Rajeski, approximately 539,608 shares will vest in June 2022, December 2022, June 2023 and December 2023, subject to continued employment. For Mr. Borseth, approximately 106,606 shares will vest in June 2022, December 2022, June 2023, December 2023, June 2024 and December 2024, subject to continued employment. For Mr. Culp, approximately 101,176 shares will vest in June 2022, December 2022, June 2023 and December 2023 subject to continued employment. (4) This column shows the market value of the unvested shares of restricted stock held by the named executive ofﬁcers based on $25.03 per share, the closing price of the common stock on December 31, 2021. Potential Payments upon Termination of Employment or Change in Control Treatment of Incentive Equity Awards Upon a termination of a named executive ofﬁcer’s employment for any reason all of such ofﬁcer’s unvested equity awards will be forfeited for no consideration. Severance Beneﬁts under Employment Agreements and Offer Letters Scott M. Rajeski Upon a termination of employment by us without cause or a resignation by Mr. Rajeski for good reason (each as deﬁned in his employment agreement), Mr. Rajeski will be entitled to (i) any earned but unpaid base salary through the last day of employment; (ii) any accrued but unused paid time off up to a maximum of 80 hours; (iii) continuation of health coverage through the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codiﬁed at Section 601 et seq. of the Employee Retirement Income Security Act of 1974 and at Section 4980B of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, “COBRA”) at a pro-rata cost share and (iv) any other vested beneﬁts to which Mr. Rajeski is entitled, in accordance with the terms of the applicable plans. In addition, subject to Mr. Rajeski’s execution of a separation agreement containing a general release of claims and such general release of claims becoming irrevocable, Mr. Rajeski will also be entitled to a pro rata share of any annual performance bonus to which Mr. Rajeski is entitled determined based on actual performance as of the end of the performance period and continued payment of his base salary for the lesser of (x) 12 months or (y) the remainder of the term under the employment agreement. Upon any termination of employment, including a resignation without good reason, termination of employment due to his death or disability or termination for cause, Mr. Rajeski shall also be entitled to payment of base salary through the date of termination, accrued beneﬁts and any other vested beneﬁts to which Mr. Rajeski is entitled, in accordance with the terms of the applicable plans. If any payments or beneﬁts payable to Mr. Rajeski would be a “parachute payment” resulting in a lost tax deduction for the Company under Section 280G of the Code and excise tax to Mr. Rajeski under Section 4999 of the Code, the payments and beneﬁts shall be reduced to the largest amount that will result in no portion of the severance payment being subject to the excise tax imposed by Section 4999 of the Code. 37 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 6 CHKSUM Content: 44103 Layout: 3282 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

38 Executive Compensation J. Mark Borseth Upon a termination of employment by us without cause or a resignation by Mr. Borseth for good reason (each as deﬁned in his employment agreement), Mr. Borseth will be entitled to (i) any earned but unpaid base salary through the last day of employment; (ii) any accrued but unused paid time off up to a maximum of 80 hours; (iii) continuation of health coverage through COBRA at a pro-rata cost share through the end of the 12 month period following termination and (iv) any other vested beneﬁts to which Mr. Borseth is entitled, in accordance with the terms of the applicable plans. In addition, subject to Mr. Borseth’s execution of a separation agreement containing a general release of claims and such general release of claims becoming irrevocable, Mr. Borseth will also be entitled to 12 months’ base salary paid over the 12-month period following termination. Upon any termination of employment, including a resignation without good reason, termination of employment due to his death or disability or termination for cause, Mr. Borseth shall also be entitled to payment of base salary through the date of termination, accrued beneﬁts and any other vested beneﬁts to which Mr. Borseth is entitled, in accordance with the terms of the applicable plans. In addition, if Mr. Borseth is employed for one year following his commencement of employment, he will be entitled to a one-time payment of $250,000, less applicable taxes upon certain change of control events or an initial public offering in which the proceeds exceed a certain dollar amount. If any payments or beneﬁts payable to Mr. Borseth would be a “parachute payment” resulting in a lost tax deduction for the Company under Section 280G of the Code and excise tax to Mr. Borseth under Section 4999 of the Code, the payments and beneﬁts shall be reduced to the largest amount that will result in no portion of the severance payment being subject to the excise tax imposed by Section 4999 of the Code. Joel R. Culp Upon a termination of employment by us without cause or a resignation by Mr. Culp for good reason (each as deﬁned in his employment agreement), Mr. Culp will be entitled to (i) any earned but unpaid base salary through the last day of employment; (ii) any accrued but unused paid time off up to a maximum of 80 hours; (iii) continuation of health coverage through COBRA at a pro-rata cost share through the end of the 12 month period following termination and (iv) any other vested beneﬁts to which Mr. Culp is entitled, in accordance with the terms of the applicable plans. In addition, subject to Mr. Culp’s execution of a separation agreement containing a general release of claims and such general release of claims becoming irrevocable, Mr. Culp will also be entitled to nine months’ base salary paid over the 12 month period following termination. Upon any termination of employment, including a resignation without good reason, termination of employment due to his death or disability or termination for cause, Mr. Culp shall also be entitled to payment of base salary through the date of termination, accrued beneﬁts and any other vested beneﬁts to which Mr. Culp is entitled, in accordance with the terms of the applicable plans. If any payments or beneﬁts payable to Mr. Culp would be a “parachute payment” resulting in a lost tax deduction for the Company under Section 280G of the Code and excise tax to Mr. Culp under Section 4999 of the Code, the payments and beneﬁts shall be reduced to the largest amount that will result in no portion of the severance payment being subject to the excise tax imposed by Section 4999 of the Code. Compensation of Directors In connection with our IPO, each of our non-employee directors received an annual director fee of $75,000 per annum and an annual equity grant of restricted stock or restricted stock units of $75,000 per annum and the chairman of the board of directors received an additional retainer of $100,000 per annum with 50% payable in cash and 50% payable in equity. In addition the chairman of the Audit Committee, Compensation Committee and Nominating and Governance Committee received an additional retainer of $20,000, $15,000 and $10,000, respectively. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services and for all reasonable travel expenses incurred in connection with attendance at meetings of the board of directors and any committees thereof and any and receive indemniﬁcation as a director in accordance with our indemniﬁcation policies in effect from time to time. In addition, upon joining the board of directors Ms. Morno-Wade received an additional grant of restricted stock units with a value of $300,000 in addition to the $75,000 annual restricted stock unit grant. In connection with the Reorganization, all outstanding Class B Units were exchanged for an economically equivalent number of vested and unvested shares of the Company’s common stock. Only non-employee directors receive compensation for services on the board of directors. The compensation paid to our non-employee directors for 2021 is currently as follows: Messrs. O’Brien, Pruellage, Rajeski and Singer do not receive any compensation for their services as members of our board of directors. Messrs. Cline, Evans, Hawkinson and Laven each received $25,000 in connection with their service as a director in the ﬁrst quarter of 2021. Toppan Merrill - Latham Group_ Inc. 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Executive Compensation Director Compensation Table The following table sets forth information regarding the compensation paid to, awarded to or earned by the members of our board of directors for services rendered in all capacities during the year ended December 31, 2021. Name Fiscal Year Fees Earned(1) Stock Awards Total James E. Cline 2021 $130,000 $8,658,874(2) $8,788,874 Mark P. Laven 2021 88,750 17,135,606(3) 17,224,356 Robert D. Evans 2021 96,250 8,617,955(4) 8,714,205 Alexander L. Hawkinson 2021 81,250 8,330,479(5) 8,411,729 Suzan Morno-Wade 2021 56,250 375,003(6) 431,253 Christopher P. O’Brien 2021 — — — William M. Pruellage 2021 — — — Scott Rajeski 2021 — — — Andrew D. Singer 2021 — — — (1) The amounts in this column represent the prorated value of the annual fees provided to the directors, for their service following the Reorganization as well as the pro-rated fee for the chairmen of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The director fees for the fourth quarter of 2021 will be paid in January 2022. (2) For Mr. Cline, the amounts reported in this column represent the accounting cost in connection with the modiﬁed vesting in connection with the Reorganization and the conversion of the Class B Units into common stock and restricted common stock and do not correspond to the actual economic value that he may ultimately realize. Mr. Cline received 168,728 shares of common stock and 337,255 shares of restricted stock, respectively in connection with the Reorganization. The assumptions used in calculating the grant date fair value of the common stock and restricted common stock pursuant to Topic 718 are set forth in Note 17 “Stock Based Compensation” to the Notes to the Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021. The restricted stock vests in ﬁve equal installments of 67,451 commencing on December 27, 2021, June 2022, December 2022, June 2023 and December 2023. Mr. Cline also received an equity grant of 6,579 restricted stock units on April 22, 2021 with a grant date fair value of $125,001 that is scheduled to vest on April 22, 2022. (3) For Mr. Laven, the amounts reported in this column represent the accounting cost in connection with the modiﬁed vesting in connection with the Reorganization and the conversion of the Class B Units into common stock and restricted common stock and do not correspond to the actual economic value that he may ultimately realize. Mr. Laven received 337,255 shares of common stock and 674,541 shares of restricted stock, respectively in connection with the Reorganization. The assumptions used in calculating the grant date fair value of the common stock and restricted common stock pursuant to Topic 718 are set forth in Note 17 “Stock Based Compensation” to the Notes to the Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021. The restricted stock vests in ﬁve equal installments of 134,902 commencing on December 27, 2021, June 2022, December 2022,June 2023 and December 2023. Mr. Laven also received an equity grant of 3,947 restricted stock units on April 22, 2021 with a grant date fair value of $74,993 that is scheduled to vest on April 22, 2022. (4) For Mr. Evans, the amounts reported in this column represent the accounting cost in connection with the modiﬁed vesting in connection with the Reorganization and the conversion of the Class B Units into common stock and restricted common stock and do not correspond to the actual economic value that he may ultimately realize. Mr. Evans received 168,628 shares of common stock and 337,255 shares of restricted stock, respectively in connection with the Reorganization. The assumptions used in calculating the grant date fair value of the common stock and restricted common stock pursuant to Topic 718 are set forth in Note 17 “Stock Based Compensation” to the Notes to the Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021. The restricted stock vests in ﬁve equal installments of 67,451 commencing on December 27, 2021, June 2022, December 2022, June 2023 and December 2023. Mr. Evans also received an equity grant of 3,947 restricted stock units on April 22, 2021 with a grant date fair value of $74,993 that is scheduled to vest on April 22, 2022. (5) For Mr. Hawkinson, the amounts reported in this column represent the accounting cost in connection with the modiﬁed vesting in connection with the Reorganization and the conversion of the Class B Units into common stock and restricted common stock and do not correspond to the actual economic value that he may ultimately realize. Mr. Hawkinson received 168,628 shares of common stock and 337,255 shares of restricted stock, respectively in connection with the Reorganization. The assumptions used in calculating the grant date fair value of the common stock and restricted common stock pursuant to Topic 718 are set forth in Note 17 “Stock Based Compensation” to the Notes to the Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021. The restricted stock vests in ﬁve equal installments of 64,514 commencing on December 27, 2021, June 2022, December 2022, June 2023 and December 2023. Mr. Hawkinson also received an equity grant of 3,947 restricted stock units on April 22, 2021 with a grant date fair value of $74,993 that is scheduled to vest on April 22, 2022. (6) Ms. Morno-Wade received an equity grant of 19,747 restricted stock units with a grant date fair value of $375,003; $300,010 represents restricted stock units that vest one-third on each anniversary of April 22, 2021 and $74,993 represents restricted stock units that are scheduled to vest on April 22, 2022. 39 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.fa | Sequence: 8 CHKSUM Content: 30669 Layout: 63875 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

40 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 1 CHKSUM Content: 48791 Layout: 21192 Graphics: 15355 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: transaction_spread_photo.eps V1.5

41 Certain Relationships and Related Party Transactions Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 2 CHKSUM Content: 57039 Layout: 40647 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Certain Relationships and Related Party Transactions Other than compensation arrangements for our executive ofﬁcers and directors (see “Executive Compensation” for a discussion of compensation arrangements for our named executive ofﬁcers and directors), the following includes a summary of transactions since January 1, 2021 and any currently proposed transactions to which we have been or are to be a party in which: • the amounts involved exceeded or will exceed $120,000; and • any of our directors, executive ofﬁcers or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest. Financing Transactions In October 2020, Latham Investment Holdings, L.P. (“Parent”) purchased 32,902,113 shares of our common stock for $64.9 million. On December 28, 2020, we repurchased those 32,902,113 shares of common stock in exchange for a note payable in the amount of $64.9 million, equal to the Parent’s original purchase price for the common stock (the “Parent Note”). The Parent Note bore interest at 0.15% per annum and was due on October 20, 2023. In February 2021, we used $175.0 million that we borrowed under our Credit Agreement to repay the Parent Note and to pay a $110.0 million dividend to our Parent. Amounts paid to our current executive ofﬁcers and directors as part of these transactions were approximately $2.2 million. Amounts paid to the Pamplona Fund, managed by Pamplona and the Wynnchurch Funds as part of these transactions were approximately $163.8 million. In 2019 and 2020, we paid distributions of $0.2 million and $0.6 million, respectively, to our Parent for the repurchase of our Parent’s Class A units. The Parent was merged with and into the Company on April 22, 2021, with the Company being the surviving corporation, and all share and per share amounts in this Proxy Statement for the period from December 18, 2018 through December 31, 2018 and all subsequent periods have been retroactively restated, where applicable, to give effect to the conversion of the Class A units and Class B units (the “Class B Units”) of the Parent to a number of our unrestricted and restricted shares of common stock. Consequently, the transactions described above are not reﬂected in our ﬁnancial statements included in our Annual Report on Form 10-K. Reorganization Prior to the closing of the Company’s initial public offering (the “IPO”) on April 27, 2021, Parent merged with and into Latham Group, Inc., with Latham Group, Inc. surviving the merger (the “Reorganization”). The table below sets forth the consideration in shares of our common stock received by our current and former 5% equityholders, directors and executive ofﬁcers in the Reorganization. Shares of Name Common Stock Pamplona Fund 70,561,013 Wynnchurch Funds 20,392,663 Scott M. Rajeski 4,422,388 J. Mark Borseth 1,149,613 Joel R. Culp 838,901 Jeff A. Leake 829,657 Kaushal B. Dhruv 200,135 Melissa C. Feck 530,905 42 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 3 CHKSUM Content: 54719 Layout: 61933 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, ~note-color 2, Deep Sea, Black GRAPHICS: none V1.5

Certain Relationships and Related Party Transactions Shares of Name Common Stock James E. Cline 505,883 Robert D. Evans 630,991 Alexander L. Hawkinson 483,858 Mark P. Laven 1,512,199 William M. Pruellage — Andrew D. Singer — Christopher P. O’Brien — Purchases from Equity Holders Immediately following the IPO, we used approximately $216.7 million of our net proceeds from the IPO to purchase 11,709,897 shares of our common stock from the Principal Stockholders and 554,541 shares of common stock from a then current employee who was not an executive ofﬁcer or a director of the Company for $17.67 per share, which was equal to the price per share paid by the underwriters to us for shares of our common stock in the IPO. The following table sets forth the number of shares purchased from, and the cash proceeds received by, each of our Principal Stockholders. Number of Shares of Name Common Stock sold to us Cash Proceeds Pamplona Fund 9,084,432 $160.5 million Wynnchurch Funds 2,625,465 46.4 million Immediately following our secondary offering, we used the entire aggregate amount of our net proceeds to purchase 13,800,000 shares of our common stock from certain of our stockholders, including the Principal Stockholders, our directors and our executive ofﬁcers for $18.67125 per share. The following table sets forth the number of shares to be purchased from, and the cash proceeds to be received by, each of our Principal Stockholders, our directors and executive ofﬁcers as a result of this offering. Number of Shares of Name Common Stock sold to us Cash Proceeds Pamplona Fund 9,630,896 $179,820,866.90 Wynnchurch Funds 2,783,397 51,969,501.2 Scott M. Rajeski 344,487 6,432,002.9 J. Mark Borseth 77,599 1,448,870.3 Joel R. Culp 35,412 661,186.3 Jason A. Duva 2,500 46,678.1 Kaushal B. Dhruv 10,876 203,068.5 Melissa C. Feck 38,750 723,510.9 Mark P. Laven 100,000 1,867,125.0 43 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 4 CHKSUM Content: 48605 Layout: 51781 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, ~note-color 2, Deep Sea, Black GRAPHICS: none V1.5

Certain Relationships and Related Party Transactions Technology Services Alexander L. Hawkinson, a co-founder of Bright.AI Corporation, has served on our board of directors since December 9, 2020. During the year ended December 31, 2020, Bright.AI Corporation rendered services to the Company in connection with the development of certain technology tools. Further, during the year ended December 31, 2021, we incurred $2.1 million associated with services performed by Bright.AI, which is recorded as construction in progress within property and equipment, net and accounts payable — related party on the condensed consolidated balance sheet as of October 2, 2021. As of December 31, 2021, we had accounts payable — related party to Bright.AI of $0.9 million. In January 2022, we executed an agreement with Bright.AI Corporation for the development of certain technology tools that we believe will improve our operational efﬁciency. Expense Reimbursement Agreement On December 18, 2018, the Pamplona Fund, the Wynnchurch Funds and management acquired all of our outstanding equity interests through the newly formed entities, the Parent, LPP Holdings Inc. and Latham Purchaser, Inc. A portion of the consideration was funded with proceeds from the issuance of long-term debt. We refer to such acquisition and the related ﬁnancing transactions as the “Acquisition.” In connection with the Acquisition, we entered into an expense reimbursement arrangement with Pamplona and Wynnchurch for provision of ongoing consulting and advisory services. The agreement provides for the aggregate payment by us of up to $1.0 million each year in management fees, depending on the extent of services provided. The agreement terminated upon consummation of the IPO. During 2021, we recorded less than $0.1 million of payments with respect to the agreement. Stockholders’ Agreement We entered into the Stockholders’ Agreement with our Principal Stockholders on April 27, 2021. The Stockholders’ Agreement grants Pamplona the right to nominate to our board of directors a number of designees equal to: (i) at least a majority of the total number of directors comprising our board of directors at such time as long as Pamplona and its afﬁliates collectively beneﬁcially own at least 50% of the outstanding shares of our common stock; (ii) at least 40% of the total number of directors comprising our board of directors at such time as long as Pamplona and its afﬁliates collectively beneﬁcially own at least 40% but less than 50% of the outstanding shares of our common stock; (iii) at least 30% of the total number of directors comprising our board of directors at such time as long as Pamplona and its afﬁliates collectively beneﬁcially own at least 30% but less than 40% of the outstanding shares of our common stock; (iv) at least 20% of the total number of directors comprising our board of directors at such time as long as Pamplona and its afﬁliates collectively beneﬁcially own at least 20% but less than 30% of the outstanding shares of our common stock; and (v) at least 10% of the total number of directors comprising our board of directors at such time as long as Pamplona and its afﬁliates collectively beneﬁcially own at least 5% but less than 20% of the outstanding shares of our common stock. The Stockholders’ Agreement grants Wynnchurch the right to nominate to our board of directors one director at such time as long as Wynnchurch and its afﬁliates beneﬁcially own at least 5% of the outstanding shares of our common stock. So long as Pamplona has the right to designate at least one director to our board of directors, Pamplona will have the right to appoint a representative as an observer to any committee of the board to which Pamplona does not have a member representative, subject to applicable laws and the rules and regulations of NASDAQ. So long as Wynnchurch has the right to designate a director to our board of directors, Wynnchurch will have the right to appoint a representative as an observer to any committee of the board, subject to applicable laws and the rules and regulations of NASDAQ. For purposes of calculating the number of directors that Pamplona and its afﬁliates are entitled to nominate pursuant to the formulas outlined above, any fractional amounts would be rounded up to the nearest whole number and taking into account any increase in the size of our board of directors (e.g., one and one quarter (1 1/4) directors shall equate to two directors). In addition, in the event a vacancy on the board of directors is created by the death, retirement or resignation of a Principal Stockholders’ director designee, afﬁliates of our Principal Stockholders shall, to the fullest extent permitted by law, have the right to have the vacancy ﬁlled by a new respective Principal Stockholders’ director-designee. Dane Derbyshire, Robert D. Evans, William M. Pruellage, Mark P. Laven and Christopher P. O’Brien are currently deemed to be the only designees of our Principal Stockholders under the Stockholders’ Agreement. In addition, the Stockholders’ Agreement grants to Pamplona special governance rights for as long as Pamplona and its afﬁliates collectively maintain beneﬁcial ownership of at least 25% of our outstanding common stock, including, but not limited to, rights of approval over certain strategic transactions such as mergers or other transactions involving a change in control, and certain rights regarding the appointment or termination of our chief executive ofﬁcer. 44 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 5 CHKSUM Content: 64212 Layout: 51405 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, ~note-color 2, Deep Sea, Black GRAPHICS: none V1.5

Certain Relationships and Related Party Transactions The Stockholders’ Agreement also requires us to reimburse the reasonable out-of-pocket costs and expenses of the Principal Stockholders and their afﬁliates in connection with monitoring and overseeing their investment in us. During the year ended December 31, 2021, less than $0.1 million was paid respect to this obligation. This obligation will terminate with respect to each of our Principal Stockholders once such Principal Stockholder beneﬁcially owns less than 5% of our common stock. Registration Rights Agreement We entered into a registration rights agreement (the “Registration Rights Agreement”) with Pamplona Fund and Wynnchurch Funds (each, a “Registration Party”) on April 27, 2021, pursuant to which each Registration Party is entitled to demand the registration of the sale of certain or all of our common stock that it beneﬁcially owns. Among other things, under the terms of the Registration Rights Agreement: • if we propose to ﬁle certain types of registration statements under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offering of equity securities, we will be required to use our reasonable best efforts to offer each Registration Party the opportunity to register the sale of all or part of its shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”); and • Each Registration Party has the right, subject to certain conditions and exceptions, to request that we ﬁle (i) registration statements with the SEC for one or more underwritten offerings of all or part of our shares of common stock that it beneﬁcially owns and/or (ii) a shelf registration statement that includes all or part of our shares of common stock that it beneﬁcially owns as soon as we become eligible to register the sale of our securities on Form S-3 under the Securities Act, and we are required to cause any such registration statements to be ﬁled with the SEC, and to become effective, as promptly as reasonably practicable. All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of the Registration Parties, will be paid by us. The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement also contains customary indemniﬁcation and contribution provisions. The Registration Rights Agreement is governed by New York law. Indemniﬁcation Agreement We entered into indemniﬁcation agreements with each of our current directors and executive ofﬁcers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemniﬁed. We also intend to enter into indemniﬁcation agreements with our future directors and executive ofﬁcers. Transaction with Wynnchurch and Premier Pools and Spas On August 6, 2021, an afﬁliate of the Wynnchurch Funds (the “Wynnchurch Investor”) entered into a purchase agreement with Premier HoldCo, LLC (“Premier Pools & Spas”) and its equity owners, including one of our subsidiaries, to acquire a minority equity interest in Premier Pools & Spas. As part of the transaction, the Wynnchurch Investor acquired equity interests from both Premier Pools & Spas and its existing equity owners. The transaction was completed on August 6, 2021. As a part of this transaction, the existing ownership group agreed to sell a portion of their current equity interests in Premier Pools & Spas, resulting in cash proceeds of $6.8 million to Latham. As a result of the transaction, our equity ownership in Premier Pools & Spas was reduced from 28% to 20.1%. The terms of the transaction do not impact our long-term strategic partnership with Premier Pools & Spas. The purchase agreement contained customary representations, warranties and indemnity provisions. On December 17, 2021, the Wynnchurch Investor invested an additional $17 million in Premier Pools & Spas in exchange for newly-issued non-voting common units of Premier Pools & Spas. The proceeds from such investment were used to a fund an acquisition by Premier Pools & Spas. As a result of the Wynnchurch Investor’s additional investment, our equity ownership in Premier Pools & Spas was reduced from 20.1% to 18.16%, but we maintain a 20.1% voting interest. 45 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 6 CHKSUM Content: 23937 Layout: 20856 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, ~note-color 2, Deep Sea, Black GRAPHICS: none V1.5

Certain Relationships and Related Party Transactions Policies and Procedures for Related Party Transactions We have adopted a written Related Persons Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratiﬁcation and disclosure of all material related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for implementation of and compliance with the policy. For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as deﬁned in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive ofﬁcer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our board of directors or Audit Committee. The policy requires that notice of a proposed related person transaction be provided to our legal department prior to entry into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration. Under the policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratiﬁed under the policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction. The policy also provides that the Audit Committee review certain previously approved or ratiﬁed related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive ofﬁcers with respect to any potential related person transaction of which they may be a party or of which they may be aware. 46 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:52 | 21-35603-2.ga | Sequence: 7 CHKSUM Content: 1396 Layout: 33889 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, ~note-color 2, Deep Sea, Black GRAPHICS: none V1.5

48 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ha | Sequence: 1 CHKSUM Content: 7712 Layout: 59323 Graphics: 43870 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: sec_own_spread_photo.eps V1.5

49 Security Ownership of Certain Beneﬁcial Owners and Management Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ha | Sequence: 2 CHKSUM Content: 63188 Layout: 42897 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Security Ownership of Certain Beneﬁcial Owners and Management The following table sets forth information relating to the beneﬁcial ownership of our common stock as of February 14, 2022, referred to in the table below as the “Beneﬁcial Ownership Date”: • each person, or group of afﬁliated persons, who we know to beneﬁcially own more than 5% of our common stock; • each of our named executive ofﬁcers for ﬁscal year 2021; • each of our current directors; and • all of our current directors and executive ofﬁcers as a group. Percentage ownership of our common stock is based on 119,900,905 shares of common stock outstanding as of December 30, 2021. Beneﬁcial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneﬁcial ownership for any other purpose. These rules generally attribute beneﬁcial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneﬁcially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 787 Watervliet Shaker Road, Latham, New York 12110. Shares Percentage of Shares Name of Beneﬁcial Owner Beneﬁcially Owned(1) Beneﬁcially Owned 5% Stockholders: Pamplona Funds(1) 51,845,685 43.2% Wynnchurch Funds(2) 14,983,771 12.5% Kayne Anderson Rudnick Investment Management LLC(3) 7,556,846 6.31% Named Executive Ofﬁcers and Directors: Scott M. Rajeski(4) 4,092,901 3.4% J. Mark Borseth 1,082,014 0.9% Joel R. Culp 815,489 0.7% James E. Cline(5) 555,883 0.5% Robert D. Evans 655,991 0.5% Alexander L. Hawkinson 483,858 0.4% Mark P. Laven(6) 1,417,199 1.2% Suzan Morno-Wade* 2,500 — William M. Pruellage — — Dane Derbyshire — — Christopher P. O’Brien(2) — — All current directors and named executive ofﬁcers as a group (11 persons) 9,105,835 7.6% (1) Reﬂects 51,845,685 shares of common stock held by Pamplona Capital Partners V, L.P. Pamplona Capital Partners V, L.P., a Cayman Islands limited partnership, is controlled by Pamplona Equity Advisors V Ltd, a Cayman Islands limited company, its general partner. John C. Halsted owns 100% of the shares of Pamplona Equity Advisors V, Ltd. Pamplona PE Investments Malta Limited, a Malta limited company serves as an investment manager to Pamplona Capital Partners V, L.P. Pamplona Capital Management LLP, a United Kingdom limited liability partnership, Pamplona Capital Management LLC, a Delaware limited liability company, Pamplona Capital Management (PE) SL, a Spanish limited liability company and Pamplona Capital Management (Monaco) SAM, a Monaco joint stock company, (together, the “Pamplona Manager Entities”) serve as investment advisors to Pamplona PE Investments Malta Limited. Mr. John C. Halsted and Mr. Alexander M. Knaster are the principals of Pamplona Manager Entities. Each of Pamplona Equity Advisors V, Ltd, the Pamplona Manager Entities, John C. Halsted and Alexander M. Knaster may be deemed to have voting and dispositive power with respect to the common stock directly owned by Pamplona Capital Partners V, L.P. and therefore be deemed to be the beneﬁcial owner of the common stock held by Pamplona Capital Partners V, L.P., but each disclaim beneﬁcial ownership of such common stock. The principal business address of each of the entities and persons identiﬁed in this paragraph is c/o Pamplona Capital Management LLC, 667 Madison Avenue, 22nd Floor, New York, NY 10065. 50 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ha | Sequence: 3 CHKSUM Content: 16443 Layout: 32576 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Security Ownership of Certain Beneﬁcial Owners and Management (2) Reﬂects 14,983,771 shares of common stock held by Wynnchurch IV and WC Executive. For so long as Wynnchurch IV and WC Executive own at least 5% of our common stock, Wynnchurch has the right to appoint one director. The general partner of Wynnchurch IV and WC Executive is Wynnchurch Partners IV, L.P. (“Wynnchurch GP IV”). The general partner of Wynnchurch GP IV is Wynnchurch Management, Ltd. (“WML”). WML and a limited partner committee consisting of other senior partners manage the Wynnchurch GP IV, provided that WML’s consent is required for any action, decision, consent or other determination. The sole director of WML is John Hatherly. The address of each of the entities and persons identiﬁed in this paragraph is 6250 N. River Road, Suite 10-100, Rosemont, IL 60018. (3) Beneﬁcial ownership information is as of December 31, 2021, as reported on a Schedule 13G ﬁled by Kayne Anderson Rudnick Investment Management LLC (“Kayne Anderson”), a California Limited Liability company, on February 11, 2022. As reported on the Schedule 13G, Kayne Anderson beneﬁcially owned a total of 7,556,846 shares of common stock as of the report date. Of the reported shares, Kayne Anderson held (i) sole power to vote or to direct the vote of 2,993,057 shares; (ii) shared power to vote or direct the vote of 3,681,215 shares; (iii) sole power to dispose or to direct the disposition over 3,875,631 shares and (iv) shared power to dispose or to direct the disposition over 3,681,215 shares. The address of the business ofﬁce of Kayne Anderson is 800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. (4) Consists of 4,092,901 shares of common stock held by Scott Rajeski Family, LLC (the “Rajeski LLC”) and 15,000 shares of common stock held by Mr. Rajeski. Mr. Rajeski’s spouse, Cindy G. Rajeski, is the sole manager of the Rajeski LLC. (5) Consists of 50,000 shares of common stock held by Mr. Cline and 505,883 shares of common stock held by James E. Cline Revocable Trust. (6) Consists of 500,433 shares of common stock held by Laven Family Holdings, LLC (the “Laven LLC”) and 916,766 shares of common stock held by Mr. Laven. Mr. Laven and Mr. Laven’s spouse, Leslie J. Laven, are managers of the Laven LLC. 51 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ha | Sequence: 4 CHKSUM Content: 59403 Layout: 6179 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

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53 Questions and Answers Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 2 CHKSUM Content: 60603 Layout: 42897 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Questions and Answers 54 The information provided in the “Questions and Answers” format below is for your convenience and includes only a summary of certain information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. How do I vote at the Annual Meeting? The Annual Meeting will be held in person on Tuesday, May 3, 2022 at 40119 County Rd 54, Zephyrhills, FL 33540. The Annual Meeting will commence at approximately 8:00 AM Eastern Time. You may attend the meeting on May 3, 2022 in person and vote at the meeting, or you may vote by using one of the following options discussed below under “—How Can I Vote My Shares?” We recommend that you vote by proxy now even if you plan to attend the meeting. What should I know about attending the Annual Meeting? We continue to monitor developments regarding the COVID-19 pandemic, including protocols that federal, state and local governments have imposed. We will enforce appropriate protocols consistent with then applicable guidelines, mandates or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination and maintaining appropriate social distancing. We may also impose additional procedures or limitations on meeting attendees. We plan to announce any such updates on our investor relations website and we encourage you to check this website prior to the Annual Meeting if you plan to attend. Our top priority is to protect the health and well-being of our stockholders, employees and the general public. If you attend, please note that you will be asked to check in at the registration desk and present valid photo identiﬁcation. Please check in at least 15 minutes prior to the start of the meeting to ensure timely entry to the meeting. If you are a beneﬁcial owner, you will also need to bring a copy of your voting instruction card or brokerage statement reﬂecting your stock ownership as of the record date. If you wish to designate someone as a proxy to attend the Annual Meeting on your behalf, that person must bring a valid legal proxy containing your signature and printed or typewritten name as it appears in the list of registered stockholders or on your account statement if you are a beneﬁcial owner. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the meeting other than those operated by the Company or its designees. All bags, briefcases, and packages will need to be checked at the door and/or will be subject to search. What proposals will be voted on at the Annual Meeting? Stockholders will vote on two proposals at the Annual Meeting: • the election of three Class I directors names in this proxy statement; and • the ratiﬁcation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Jason Duva, our General Counsel and Chief Information Ofﬁcer, Mark Borseth, our Chief Financial Ofﬁcer and to Sanjeev Bahl, our Chief Operating Ofﬁcer the authority, with full power of substitution, to vote on such matters at their discretion. How does the board of directors recommend that stockholders vote on the proposals? Our board of directors recommends that stockholders vote “FOR” the election of the three Class I directors and vote “FOR” the ratiﬁcation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. What happens if other business not discussed in this Proxy Statement comes before the Annual Meeting? The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business comes before the Annual Meeting and is proper under our Amended and Restated Certiﬁcate of Incorporation, Amended and Restated Bylaws, and Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast. Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 3 CHKSUM Content: 52088 Layout: 46157 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Questions and Answers Why am I receiving these materials? We are distributing our proxy materials because our board of directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Pursuant to SEC rules, we are providing access to our proxy materials via the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can ﬁnd instructions regarding how to access our proxy materials via the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Who is entitled to vote? The record date for the Annual Meeting is the close of business on March 7, 2022. As of the record date, 119,523,708 shares of common stock, par value $0.0001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date. How can I vote my shares? Voting on the Internet You can vote your shares via the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and conﬁrm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card or attend the Annual Meeting to have your vote count. We encourage you to vote your shares via the Internet in advance of the Annual Meeting even if you plan to attend the Annual Meeting. Voting by Mail You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may ﬁll out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting. Proxy cards can be returned via mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting by Telephone You can vote your shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend the Annual Meeting to have your vote count. What if I am not the stockholder of record? If you are a holder of record of shares of common stock of the Company, you may direct your vote as instructed above. If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote by signing, dating and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank or other nominee for further details. 55 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 4 CHKSUM Content: 20518 Layout: 23108 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Questions and Answers Can I change my vote or revoke my proxy? You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by: • delivering to the attention of the Corporate Secretary at Latham Group, Inc., 787 Watervliett Shaker Road, Latham, New York 12110, a written notice of revocation of your proxy; • delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or • attending the Annual Meeting and voting your shares electronically. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. What is a broker non-vote? Brokers, banks or other nominees holding shares on behalf of a beneﬁcial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneﬁcial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneﬁcial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022 (Proposal Two). The election of the three Class I directors (Proposal One) is a non-routine matter. A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneﬁcial owner of such shares has not provided voting instructions with regard to such matter. If a broker, bank or other nominee exercise their discretionary voting authority on Proposal Two, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to Proposal One, or any other non-routine matters that are properly presented at the Annual Meeting. Broker non-votes will have no impact on the voting results. What constitutes a quorum? The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. What vote is required to approve each matter to be considered at the Annual Meeting? Proposal One: Election of the three Class I Directors Named in this Proxy Statement. Our Amended and Restated Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. An abstention or a broker non-vote on Proposal One will not have any effect on the election of the directors. Proposal Two: Ratiﬁcation of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. The afﬁrmative vote of the majority of our shares of common stock at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal Two. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal Two. 56 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 5 CHKSUM Content: 16141 Layout: 8581 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Questions and Answers What is the deadline for submitting a proxy? To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting. What does it mean if I receive more than one Internet Notice or proxy card? If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive. How will my shares be voted if I return a blank proxy card or a blank voting instruction card? If you are a holder of record of our common stock and you sign and return a proxy card or otherwise submit a proxy without giving speciﬁc voting instructions, your shares will be voted: • “FOR” the election of the three Class I nominees for director named in this proxy statement; and • “FOR” the ratiﬁcation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares: • will be counted as present for purposes of establishing a quorum; • will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022 (Proposal Two); and • will not be counted in connection with the election of the three Class I directors named in this Proxy Statement (Proposal One) or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results. Our board of directors knows of no matter to be presented at the Annual Meeting other than Proposals One and Two. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders. Who is making this solicitation and who will pay the expenses? This proxy solicitation is being made on behalf of our board of directors. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this proxy statement, will be borne by the Company. Will a stockholder list be available for inspection? A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders of record during the Annual Meeting to all stockholders of the Company for 10 days prior to the Annual Meeting, at Latham Group, Inc., 787 Watervliet Shaker Road, Latham, New York 12110, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you would like to schedule an appointment to examine the stockholder list during this period, please email our Corporate Secretary at latham@edelman.com. The stockholder list will also be available during the annual meeting. 57 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 6 CHKSUM Content: 50609 Layout: 23108 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

58 What is “householding” and how does it affect me? We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures. How can I ﬁnd out the results of the voting at the Annual Meeting? We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will ﬁle with the SEC within four business days after the Annual Meeting. When are stockholder proposals due for next year’s annual meeting of the stockholders? Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Amended and Restated Certiﬁcate of Incorporation, our Amended and Restated Bylaws, and the rules established by the SEC. Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2023 annual meeting of stockholders, we must receive the proposal at our executive ofﬁces at 787 Watervliet Shaker Road, Latham, New York 12110, no later than November 24, 2022. Our Amended and Restated Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in the Company’s proxy statement for that meeting. Under our Amended and Restated Bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a shareholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on February 2, 2023 and not earlier than January 3, 2023. The notice must contain the information required by the Amended and Restated Bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC. Copies of our Amended and Restated Bylaws are available on our website, https://ir.lathampool.com, or may be obtained from the Corporate Secretary. In addition to satisfying the advance notice procedures in our Amended and Restated Bylaws and other requirements under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2023. Additionally, to comply with the SEC’s universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2023. Whom can I contact for further information? If you would like additional copies, without charge, of this Proxy Statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Corporate Secretary at 787 Watervliet Shaker Road, Latham, New York 12110 or by telephone at (800) 833-3800. Questions and Answers Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 7 CHKSUM Content: 52195 Layout: 41175 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

60 Where You Can Find More Information Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 9 CHKSUM Content: 55374 Layout: 48642 Graphics: 65150 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: more_info_photo.eps V1.5

Where You Can Find More Information We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, ﬁle electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on the investor relations page of our website at https://ir.lathampool.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically ﬁle such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that ﬁle electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this Proxy Statement is not incorporated into, and is not considered part of, this Proxy Statement. Further, our references to the URLs for these websites are intended to be inactive textual references only. You should rely on the information contained in this Proxy Statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 24, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction. 61 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 10 CHKSUM Content: 11571 Layout: 19181 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

62 Form 10-K Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 11 CHKSUM Content: 53367 Layout: 27112 Graphics: 58019 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: form_10k_photo.eps V1.5

Form 10-K We will make available, on or about March 24, 2022, the proxy materials, including our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021 on the investor relations page of our website at https://ir.lathampool.com. We will also provide, free of charge, to each person to any stockholder of record or beneﬁcial owner of our common stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2021 as ﬁled with the SEC. Requests for such copies should be addressed to our Corporate Secretary at the address below: Latham Group, Inc. 787 Watervliet Shaker Road Latham, New York 12110 Attention: Corporate Secretary Telephone: (800) 833-3800 Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge. 63 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 12 CHKSUM Content: 15379 Layout: 20966 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

64 Other Matters Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 13 CHKSUM Content: 46666 Layout: 9707 Graphics: 62766 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: other_mat_photo.eps V1.5

Other Matters We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see ﬁt unless directed otherwise. If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy. 65 Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 09:54 | 21-35603-2.ia | Sequence: 14 CHKSUM Content: 47696 Layout: 61809 Graphics: 0 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Reflection, Deep Sea, ~note-color 2, Black GRAPHICS: none V1.5

Latham Group, Inc. 787 Watervliet Shaker Road Latham, NY 12210 www.lathampool.com Toppan Merrill - Latham Group_ Inc. DEF 14A ED | 108961 | 22-Mar-22 10:07 | 21-35603-2.za | Sequence: 2 CHKSUM Content: 49740 Layout: 29853 Graphics: 32358 CLEAN JOB: 21-35603-2 CYCLE#;BL#: 13; 0 TRIM: 8.25" x 10.75" AS: New York: 212-620-5600 COLORS: Magenta, Yellow, Cyan, Deep Sea, ~note-color 2, Black GRAPHICS: 35603-2_obc_4c_cov.eps V1.5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D68029-P67360 1b. Mark P. Laven Nominees: 1a. James E. Cline 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 1c. Christopher O'Brien NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Class I Directors ! ! ! ! ! ! ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. LATHAM GROUP, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: LATHAM GROUP, INC. 787 WATERVLIET SHAKER ROAD LATHAM, NY 12110 For Against Abstain For Against Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 2, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 2, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2022 Annual Meeting of Shareholders and Proxy Statement, and the 2021 Annual Report are available at www.proxyvote.com. D68030-P67360 LATHAM GROUP, INC. Annual Meeting of Stockholders May 3, 2022 8:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Jason Duva, Mark Borseth and Sanjeev Bahl, and each of them, each with power of substitution and revocation, as proxies for the undersigned to act and vote at the Annual Meeting of Stockholders of Latham Group, Inc. to be held on May 3, 2022, and at any postponed or reconvened meeting, as directed on this Proxy Card, upon the matters set forth on the reverse side hereof, all as described in the Proxy Statement and, in their discretion, upon any other business that may properly come before said meeting, including an adjournment. If this Proxy Card is properly signed and returned, but does not provide voting instructions, then the votes represented by this Proxy Card will be voted FOR the election of the director nominees and FOR Proposal 2. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side